UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

(formerly First American Tax Free Income Funds)

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

April 30, 2011

Share Class / Ticker Symbol

Fund	Class A	Class C1	Class I
Nuveen Intermediate Tax Free Fund	FAMBX	FMBCX	FMBIX
Nuveen Short Tax Free Fund	FSHAX	—	FSHYX
Nuveen Tax Free Fund	FJNTX	FJCTX	FYNTX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, LLC, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of

European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S.

government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your

Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First

American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund

Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

June 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC C, and D ratings are below investment grade. Holdings and ratings may change over time.

Nuveen Intermediate Tax Free Fund

(formerly known as First American Intermediate Tax Free Fund)

Nuveen Short Tax Free Fund

(formerly known as First American Short Tax Free Fund)

Nuveen Tax Free Fund

(formerly known as First American Tax Free Fund)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Recently, the Nuveen Intermediate Tax Free Fund, the Nuveen Short Tax Free Fund and the Nuveen Tax Free Fund changed their fiscal year ends to April 30. As a result, this annual report covers a ten-month period.

Portfolio managers Paul Brennan, Christopher Drahn and Douglas White examine economic and municipal market conditions, key investment strategies and the Funds’ performance during the ten months ending April 30, 2011. For the Nuveen Intermediate Tax Free Fund, Paul Brennan, CFA, CPA, who has 20 years of investment experience, assumed portfolio management responsibilities from Chris Drahn in January 2011. Chris had managed the Fund from 1994 through December 2010. For the Nuveen Short Tax Free Fund, Chris Drahn, CFA, with 31 years of investment experience, has been a co-manager on the Fund since 2002. He assumed primary responsibility for the Fund in January 2011. For the Nuveen Tax Free Fund, Doug White, CFA, with 28 years of investment experience, has been a manager on the Fund since 2001. He assumed sole responsibility for the Fund in January 2011.

What factors affected the U.S. economy and municipal market during the ten-month reporting period ended April 30, 2011?

During this period, the U.S. economy demonstrated some signs of improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its April 2011 meeting, the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also left unchanged its second round of quantitative easing, which calls for purchasing $600 billion in longer-term U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 aimed at providing job creation, tax relief, fiscal assistance to state and local governments, and expansion of unemployment benefits and other federal social welfare programs.

Nuveen Investments	5

In the first quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.8%, marking the seventh consecutive quarter of positive growth. The employment picture was somewhat improved, with the national jobless rate registering 9.0% in April 2011, down from 9.8% a year earlier. Inflation posted its largest twelve-month gain since October 2008, as the Consumer Price Index (CPI) rose 3.2% year-over-year as of April 2011, driven mainly by increased prices for energy. The core CPI (which excludes food and energy) increased 1.3% over this period. The housing market continued to be a major weak spot in the economy. For the twelve months ended March 2011 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 3.6%, with 12 of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006. As of April 2011, sales of new and existing homes fell 23.1% and 12.9%, respectively, from April 2010 levels.

The municipal bond market was affected by a significant decline in new tax-exempt issuance during this period. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009 and which expired December 31, 2010. Between the beginning of this reporting period on May 1, 2010, and the end of the BAB program, taxable Build America Bond issuance totaled $83.9 billion, accounting for 28% of new bonds issued in the municipal market.

After rallying strongly over most of the period, the municipal market suffered a reversal in mid-November 2010, due largely to investor concerns about inflation, the federal deficit, and deficit’s impact on demand for U.S. Treasury securities. Adding to this market pressure was media coverage of the strained finances of many state and local governments. As a result, money began to flow out of municipal bond funds, as yields rose and valuations declined. Toward the end of this period, we saw the environment in the municipal market improve, as some buyers were attracted by municipal bond valuations and yields, resulting in declining yields, and rising valuations.

Over the ten-month period ended April 30, 2011, municipal bond issuance nationwide —both tax-exempt and taxable — totaled $294 billion. Demand for municipal bonds was exceptionally strong during the majority of this period, especially from individual investors. For the first four months of 2011, municipal issuance nationwide was down 49% from the first four months of 2010. This decline reflects the heavy issuance of BABs at the end of 2010, as borrowers took advantage of the program’s favorable terms before its expiration.

How did the Funds perform during the ten-month period ended April 30, 2011?

The tables in the Fund Performance section of this report provide total return performance information for the ten-month, one-year, five-year, ten-year and since inception periods ending April 30, 2011. Each Fund’s Class A Share total returns are compared with the performance of the appropriate Barclays Capital municipal bond index and Lipper peer fund average.

6	Nuveen Investments

What strategies were used to manage the Funds during the ten-month reporting period How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years, although our ability to implement those strategies depended on the individual characteristics of the portfolios, as well as market conditions. Going into the reporting period, we were generally comfortable with the Funds’ positionings and saw little need to make large-scale shifts to the Funds’ weightings.

Nuveen Intermediate Tax Free Fund

The Fund’s Class A Shares at net asset value (NAV) trailed the Barclays Capital 1-15 Year Blend Municipal Bond Index. However, the Fund outpaced the Lipper Intermediate Municipal Debt Funds Average.

As interest rates rose during the period, the municipal yield curve steepened with yields on ten-year and longer maturity bonds rising. However, rates went down for five- to seven-year maturities, causing the intermediate part of the yield curve to flatten versus the shortest part of the curve where yields were little changed. The Fund benefited from the flattening in the intermediate part of the curve as prices rose for these bonds, making them the best-performing maturities during the period. The Fund is focused on owning mostly intermediate maturity bonds in its portfolio.

In terms of credit quality, the Fund’s highest rated bonds outperformed, while many lower rated bonds did not perform well. Municipal bonds came under pressure during the period as intense media coverage of analysts predicting dramatic downgrades or defaults for state and local borrowers caused many retail investors to exit the marketplace. The lower rated areas of the market experienced a higher level of fund outflows, causing greater underperformance for those segments. Therefore, the Fund’s performance was slightly hindered by its overweighting in mid- and lower-grade credits, particularly A-rated and BBB-rated bonds.

In terms of sectors, the higher quality, tax-supported issues like state and local general obligation (GO) bonds were positive contributors during the ten-month period. Investors favored these sectors as the perceived credit quality of these borrowers and their revenue pledges were stronger.

The Fund’s duration, or sensitivity to interest rate movements, did not have much of a performance impact during the period. We kept the duration basically in line with the Barclays Capital benchmark and did not make any major strategic changes to it. Throughout the period, we continued to structure the Fund’s portfolio using mostly intermediate-term securities. The portfolio maintained an overall average maturity in the eight- to nine-year range, similar to the benchmark.

As in all types of market environments, our ongoing focus is to use fundamental credit research to find attractively valued bonds backed by financially solid issuers. We combine this bottom-up investing approach of seeking value where we can find it with top-down macro risk management. We didn’t make any major strategic changes to the Fund’s sector weightings during the period; however, we did make a few minor adjustments as

Nuveen Investments	7

we found attractive individual opportunities in select categories. After the Fund experienced some bond redemptions in the GO sector, we used those proceeds to invest opportunistically in several other sectors including hospitals, appropriation and other revenue bonds. Also, we used the underperformance in tobacco settlement bonds as an opportunity to add more exposure to that sector.

We maintained the Fund’s emphasis on middle tier credits, and to a lesser extent lower tier credits, which we have done historically due to the yield premiums and manageable credit risk we believe these positions represent. We didn’t agree with the forecasts of massive defaults and downgrades, and looked at the sell-off in the lower grade areas as an opportunity to add select credits to the Fund’s portfolio. However, these additions didn’t dramatically change the Fund’s overall credit quality profile during the period.

There were downgrades of two bond insurers during this time frame, which brought several of the Fund’s bonds down one rating category. These downgrades did not affect the Fund’s performance and only slightly impacted the overall credit quality of the portfolio.

Nuveen Short Tax Free Fund

The Fund’s Class A Shares at net asset value (NAV) trailed the Barclays Capital 3-Year Municipal Bond Index. However, the Fund outpaced the Lipper Short Municipal Debt Funds Average.

As interest rates rose during the period, the municipal yield curve steepened with yields on ten-year and longer maturity bonds rising. However, rates went down for five- to seven-year maturities, causing that part of the yield curve to flatten versus the shortest part of the curve where yields were little changed. With the flattening in the middle part of the curve, intermediate bonds were the best-performing area during the period. In this environment, the Fund’s maturity structure proved beneficial to its relative performance. Because of the steep yield curve, we structured the Fund with a significant weighting in very short-term bonds maturing in less than a year combined with a number of bonds with maturities spread out across the five- to ten-year maturity spectrum in order to pick up extra yield. In comparison, the Barclays Capital benchmark is primarily comprised of bonds with maturities between two and four years. The Fund’s longer maturities balanced out the very short maturity and cash positions so that the portfolio still had an overall average maturity of approximately three years, similar to the benchmark. This strategy benefited relative performance during the period as the Fund’s five- to ten-year bonds, with their higher yields and mostly positive price movements, outperformed two- to four-year bonds. However, the Fund’s short-term and cash equivalent holdings, which served as a counter-balance to the longer weightings, provided very small returns during the period.

The Fund was rewarded for its slight overweighting in mid-grade credits, particularly A-rated and BBB-rated bonds, which generally outperformed higher quality bonds. These holdings benefited from their meaningful yield advantages and, in some cases, credit spread tightening.

In terms of sectors, the Fund’s relative performance benefited from its significant overweight versus the index in health care and continuing care retirement communities

8	Nuveen Investments

bonds as these areas outperformed the national market overall. In the health care segment, the Fund’s hospital bonds in the shorter maturity ranges performed very well. Within the retirement care communities sector, the Fund owned a number of non-rated bonds with relatively short maturities, relatively strong yields and stable prices. The Fund’s performance was negatively impacted by a state of New Jersey transportation appropriation bond. The state’s bonds suffered as New Jersey’s budgetary problems dragged on and perceptions of its relative credit quality caused some widening of credit spreads.

We did not make any major strategic changes to the Fund’s duration, or sensitivity to interest rate movements, keeping it basically in line with the Barclays Capital benchmark’s duration. Therefore, it did not have much of a performance impact during the period.

As in all types of market environments, our ongoing focus was to use fundamental credit research to find attractively valued bonds backed by financially solid issuers. We combined this bottom-up investing approach of seeking value where we can find it with top-down macro risk management. We made a few minor adjustments to the Fund in light of market events. Overall, we cautiously reallocated some of the portfolio’s weighting out of cash equivalent investments and into modestly longer maturities. We also added slightly to the A-rated category.

With the continued steepness in the yield curve, we maintained the Fund’s structure with substantial weightings in short-term securities, counter-balanced with a number of bonds spread across the five- to ten-year maturity range. We also maintained the Fund’s emphasis on mid-quality credits, as well as health care bonds, which we have done historically due to the beneficial income attributes and manageable credit risk we believe these positions represent.

Nuveen Tax Free Fund

The Fund’s Class A Shares at net asset value (NAV) trailed the Barclays Capital Municipal Bond Index for the ten-month period. However, the Fund outpaced the Lipper General Municipal Debt Funds Average over this timeframe.

As interest rates rose during the period, the municipal yield curve steepened again with yields on ten-year and longer maturity bonds rising. As has historically often been the case, the Fund had an overweight in the longest maturity bonds, 20 years and beyond. Despite the yield curve steepening, this overweight in the longest bonds had a positive impact on the Fund’s relative performance, due largely to their incremental income contribution. Between seven and 20 years, the portfolio was relatively evenly weighted across the maturity spectrum. Yields at the short end of the curve, zero to ten years, were little changed during the period. The Fund continued to be structured with very few holdings in bonds with maturities of seven years and under. However, the holdings the Fund did have in that segment had a negative impact on performance relative to the index.

Credit spreads were mixed during the ten-month period. Compared with the Barclays Capital index, the Fund’s overweighting in A-, BBB- and non-rated bonds helped its performance. In particular, the Fund’s positions in non-rated bonds benefited results as the index has no weighting in this segment.

Nuveen Investments	9

Certain higher quality bonds were negative contributors during the ten-month period. Both the Fund’s pre-refunded sector (the highest quality bonds because they are usually Treasury-backed municipal bonds) and its state general obligation (GO) bond sector underperformed. Even though the Fund had underweight positions in both pre-refunded bonds and state GOs, these areas still negatively affected performance versus the index.

The Fund’s relative performance benefited from several other sectors, including its significant overweight versus the index in health care (both hospitals and retirement care communities). Because hospitals were among the few issuers ineligible to use the BAB program, they benefited from increased demand from portfolio managers who wanted exposure to the sector. Also, security selection was strong in the health care sector, with many individual holdings performing well. The Fund was also rewarded for overweights in the corporate-backed sector, including industrial development and pollution control revenue bonds. Corporate-backed bonds performed well as tends to be the case when equity markets and taxable corporate bond markets rally based on an outlook for economic recovery. The transportation sector, particularly airports, had a modestly positive impact on the Fund’s performance as well.

Given the steepness of the yield curve, we kept the Fund’s duration or sensitivity to interest-rate movements longer than its benchmark throughout the ten-month period, which generally benefited the Fund’s performance versus the index. We did not make any strategic changes to duration; however, it did get slightly longer due to trading activity. We maintained the portfolio’s generally laddered structure from eight out to approximately 20 years and its overweighting in 20- to 30-year maturities. We added several holdings at the long end because we thought there were attractive opportunities in these bonds. The continued steepness of the yield curve made the values we were seeing in longer maturities that much more attractive.

We maintained an emphasis on mid-quality bonds, which we have done historically due to the value these positions have represented. The Fund continued to see downgrades among some of its bond insurers, which brought several of the Fund’s AA-rated bonds down to an A credit quality rating. However, we do not believe this negatively impacted the overall credit quality of the portfolio.

As in all types of market environments, our main focus was on using fundamental credit research to find attractively valued bonds backed by financially solid issuers. We made a few minor adjustments to the Fund in light of market events. Because industrial revenue bonds and other types of corporate-backed securities had performed so well, we decided to sell some of the Fund’s positions in that segment and reallocate to other areas of the market. We also selectively reduced the Fund’s weightings in higher quality GO bonds and some of the Fund’s AAA-rated bonds. We invested the proceeds in sectors that we believed provided value for our shareholders. For example, we found a couple of attractive opportunities in the hospital sector and added them to the portfolio during the period. The Fund is now close to its maximum weight in hospitals. We also added positions in airports, higher education and other miscellaneous revenue sectors.

As is typical, we engaged in a number of tactical sales in the Fund as opportunities arose, whereby we sell holdings that we can obtain full prices for and replace them with bonds

10	Nuveen Investments

that we believe have more attractive long-term values. These tactical trades usually take place with investors who are looking for bonds with certain types of structures or characteristics and are willing to pay us attractive prices for bonds that we own.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. Market interest rate changes will cause the value of debt securities (and the value of shares of funds that invest in them) to fluctuate, and may also impact income over time. Credit risk refers to an issuer’s ability to make interest and principal payments when due.

Dividend Information

The Class A, Class C1 and Class I Shares of the Nuveen Intermediate Tax Free Fund had a dividend reduction in March 2011. The Class A and Class I Shares of the Nuveen Short Tax Free Fund experienced a dividend increase in March 2011. The Class A, Class C1 and Class I Shares of the Nuveen Tax Free Fund had a dividend reduction in March 2011.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of April 30, 2011, all three Funds had positive UNII balances for both tax purposes and financial reporting purposes.

Nuveen Investments	11

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses but exclude interest expense on self-deposited inverse floaters held by the Funds, if any.

12	Nuveen Investments

Nuveen Intermediate Tax Free Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual

	10-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.00%	2.98%	4.41%	4.39%
Class A Shares at Offer	-1.08%	-0.15%	3.78%	4.07%
Barclays Capital 1-15 Year Blend Municipal Bond Index***	2.37%	3.33%	5.01%	N/A
Lipper Intermediate Municipal Debt Funds Average***	1.96%	2.68%	3.91%	4.01%

Class I Shares	2.08%	3.07%	4.49%	4.50%

	Cumulative	Average Annual

	10-Month	1-Year	Since Inception**
Class C1 Shares	1.61%	2.48%	3.77%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.43%	4.07%	4.13%
Class A Shares at Offer	-0.61%	3.44%	3.81%
Class I Shares	2.51%	4.14%	4.23%

	Average Annual

	1-Year	Since Inception**
Class C1 Shares	1.92%	2.91%

Class A Shares have a maximum 3.00% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	0.85%	0.76%
Class C1	1.30%	1.30%
Class I	0.65%	0.65%

The investment adviser has contractually agreed to reimburse Class A Share 12b-1 fees through March 31, 2012 to the extent necessary so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.75% for Class A Shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the fund’s Board of Directors. In addition, the fund’s distributor has contractually agreed to limit its Class A Share 12b-1 fees to 0.15% of average daily net assets.

Growth of an Assumed $10,000 Investment as of April 30, 2011 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Ten-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class C1 Shares are from 10/28/09.

***	Refer to the Glossary of Terms Used in the Report for definitions.

Nuveen Investments	13

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Short Tax Free Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual

	10-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	1.41%	1.88%	3.11%	2.63%
Class A Shares at Offer	-1.17%	-0.71%	2.58%	2.32%
Barclays Capital 3-Year Municipal Bond Index***	1.59%	2.32%	4.43%	3.84%
Lipper Short Municipal Debt Funds Average***	1.04%	1.42%	2.56%	2.62%

Class I Shares	1.54%	2.04%	3.26%	2.78%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual

	1-Year	5-Year	Since Inception**
Class A Shares at NAV	1.56%	3.02%	2.58%
Class A Shares at Offer	-0.94%	2.49%	2.27%
Class I Shares	1.71%	3.17%	2.73%

Class A Shares have a maximum 2.50% sales charge. Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios
Class A	0.76%
Class I	0.56%

Growth of an Assumed $10,000 Investment as of April 30, 2011 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Ten-month returns are cumulative; all other returns are annualized.

**	Since inception returns are from 10/25/02.

***	Refer to the Glossary of Terms Used in the Report for definitions.

14	Nuveen Investments

Nuveen Tax Free Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual

	10-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.98%	2.27%	3.79%	4.57%
Class A Shares at Offer	-3.31%	-2.00%	2.90%	4.13%
Barclays Capital Municipal Bond Index***	1.38%	2.20%	4.52%	4.96%
Lipper General Municipal Debt Funds Average***	0.30%	0.80%	2.89%	3.38%

Class I Shares	1.07%	2.37%	3.88%	4.76%

	Cumulative	Average Annual

	10-Month	1-Year	5-Year	Since Inception**
Class C1 Shares	0.43%	1.62%	3.21%	3.87%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	1.33%	3.32%	4.21%
Class A Shares at Offer	-2.93%	2.44%	3.77%
Class I Shares	1.41%	3.43%	4.41%

	Average Annual

	1-Year	5-Year	Since Inception**
Class C1 Shares	0.76%	2.76%	3.68%

Class A Shares have a maximum 4.20% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	0.87%	0.76%
Class C1	1.32%	1.32%
Class I	0.67%	0.67%

The investment adviser has agreed to reimburse Class A Share 12b-1 fees through March 31, 2012 to the extent necessary so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.75% for Class A Shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the fund’s Board of Directors.

Growth of an Assumed $10,000 Investment as of April 30, 2011 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Ten-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class C1 Shares are from 9/24/01.

***	Refer to the Glossary of Terms Used in the Report for definitions.

Nuveen Investments	15

Yields (Unaudited) as of April 30, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the net asset value (NAV) per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Nuveen Intermediate Tax Free Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	3.73%	3.09%	—	4.29%
Class A Shares at Offer	3.62%	—	2.99%	4.15%
Class C1 Shares	3.27%	—	2.54%	3.53%
Class I Shares	3.91%	—	3.18%	4.42%

Nuveen Short Tax Free Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	1.74%	1.52%	—	2.11%
Class A Shares at Offer	1.70%	—	1.48%	2.06%
Class I Shares	1.92%	—	1.76%	2.44%

Nuveen Tax Free Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	4.05%	4.51%	—	6.26%
Class A Shares at Offer	3.89%	—	4.32%	6.00%
Class C1 Shares	3.67%	—	3.93%	5.46%
Class I Shares	4.28%	—	4.57%	6.35%

1	The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 28.0%.

16	Nuveen Investments

Holding Summaries (Unaudited) as of April 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Nuveen Intermediate Tax Free Fund

Bond Credit Quality1

Nuveen Short Tax Free Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/General	27.2%
Health Care	20.3%
Tax Obligation/Limited	11.8%
Education and Civic Organizations	11.6%
U.S. Guaranteed	9.3%
Long-Term Care	7.8%
Utilities	5.1%
Other	6.9%

Portfolio Composition[1]
Health Care	24.5%
Education and Civic Organizations	16.7%
Tax Obligation/Limited	16.1%
Tax Obligation/General	13.0%
Long-Term Care	9.4%
Transportation	7.0%
Other	13.3%

States/U.S. Territories[1]
Illinois	13.4%
California	11.0%
Texas	10.5%
Colorado	8.3%
Arizona	5.3%
Tennessee	4.4%
Washington	4.4%
Massachusetts	3.2%
Kansas	3.0%
Minnesota	2.6%
Florida	2.5%
North Carolina	2.5%
Pennsylvania	2.3%
Wisconsin	2.2%
Michigan	2.1%
Missouri	2.1%
Iowa	1.5%
Other	18.7%

States/U.S. Territories[1]
Florida	7.9%
Texas	7.4%
Minnesota	6.8%
California	6.7%
Virginia	5.0%
Arizona	4.6%
Colorado	4.4%
Pennsylvania	3.7%
Georgia	3.6%
Illinois	3.4%
Massachusetts	3.1%
Ohio	3.1%
Missouri	3.1%
Michigan	2.9%
Iowa	2.8%
New York	2.4%
New Jersey	2.4%
South Carolina	2.3%
Indiana	2.2%
Mississippi	2.2%
Kansas	2.1%
Other	17.9%

1	As a percentage of total municipal bonds as of April 30, 2011. Holdings are subject to change.

Nuveen Investments	17

Holding Summaries (Unaudited) as of April 30, 2011 (continued)

Nuveen Tax Free Fund

Bond Credit Quality1

Portfolio Composition[1]
Health Care	24.6%
Long-Term Care	13.3%
Utilities	12.9%
Tax Obligation/General	10.9%
Education and Civic Organizations	10.6%
Tax Obligation/Limited	10.0%
Transportation	7.3%
Other	10.4%

States/U.S. Territories[1]
Texas	15.3%
Arizona	9.0%
California	8.1%
Illinois	7.8%
South Dakota	4.1%
Georgia	3.7%
Pennsylvania	3.5%
Colorado	3.3%
Minnesota	3.2%
Florida	2.8%
Michigan	2.8%
Indiana	2.6%
Oregon	2.6%
Washington	2.5%
Wisconsin	2.4%
Puerto Rico	2.4%
Massachusetts	2.0%
Tennessee	1.9%
Wyoming	1.7%
Other	18.3%

1	As a percentage of total municipal bonds as of April 30, 2011. Holdings are subject to change.

18	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Intermediate Tax Free Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C1 Shares	I Shares	A Shares	C1 Shares	I Shares
Beginning Account Value (11/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$991.60	$989.00	$992.10	$1,021.08	$1,018.25	$1,021.47
Expenses Incurred During Period	$3.70	$6.51	$3.31	$3.76	$6.61	$3.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.32% and .67% for Classes A, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Short Tax Free Fund

			Hypothetical Performance
	Actual Performance		(5% annualized return before expenses)
	A Shares	I Shares	A Shares	I Shares
Beginning Account Value (11/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$999.50	$1,000.40	$1,021.17	$1,022.07
Expenses Incurred During Period	$3.62	$2.73	$3.66	$2.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .73% and .55% for Classes A and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Tax Free Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C1 Shares	I Shares	A Shares	C1 Shares	I Shares
Beginning Account Value (11/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$973.10	$969.60	$973.80	$1,021.08	$1,018.15	$1,021.37
Expenses Incurred During Period	$3.67	$6.54	$3.38	$3.76	$6.71	$3.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.34% and .69% for Classes A, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	19

Shareholder Meeting Report (Unaudited)

A special meeting of shareholders was held in the offices of FAF Advisors, Inc. on December 17, 2010; at this meeting the shareholders were asked to vote on the election of Board Members, the approval of an Investment Advisory Agreement and the approval of an Investment Sub-Advisory Agreement.

	Nuveen Intermediate Tax-Free Fund	Nuveen Short Tax-Free Fund	Nuveen Tax-Free Fund
To approve an investment advisory agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC.
For	68,881,210	30,630,083	43,529,911
Against	90,068	1,258	56,995
Abstain	59,755	11,927	58,675
Broker Non-Votes	3,808,424	932,254	4,151,485
Total	72,839,457	31,575,522	47,797,066
Approval of the Board Members was reached as follows:

John P. Amboian
For	72,815,675	31,575,522	47,680,116
Withhold	23,782	—	116,950
Total	72,839,457	31,575,522	47,797,066
Robert P. Bremner
For	72,812,619	31,575,522	47,680,035
Withhold	26,838	—	117,031
Total	72,839,457	31,575,522	47,797,066
Jack B. Evans
For	72,809,678	31,575,522	47,687,836
Withhold	29,779	—	109,230
Total	72,839,457	31,575,522	47,797,066
William C. Hunter
For	72,809,678	31,575,522	47,680,035
Withhold	29,779	—	117,031
Total	72,839,457	31,575,522	47,797,066
David J. Kundert
For	72,812,619	31,575,522	47,680,035
Withhold	26,838	—	117,031
Total	72,839,457	31,575,522	47,797,066
William J. Schneider
For	72,812,619	31,575,522	47,678,611
Withhold	26,838	—	118,455
Total	72,839,457	31,575,522	47,797,066
Judith M. Stockdale
For	72,812,099	31,575,522	47,680,035
Withhold	27,358	—	117,031
Total	72,839,457	31,575,522	47,797,066
Carole E. Stone
For	72,812,099	31,575,522	47,680,035
Withhold	27,358	—	117,031
Total	72,839,457	31,575,522	47,797,066
Virginia L. Stringer
For	72,809,042	31,575,522	47,685,775
Withhold	30,415	—	111,291
Total	72,839,457	31,575,522	47,797,066
Terence J. Toth
For	72,815,675	31,575,522	47,678,611
Withhold	23,782	—	118,455
Total	72,839,457	31,575,522	47,797,066

20	Nuveen Investments

Report of

Independent Registered

Public Accounting Firm

The Board of Directors and Shareholders

Nuveen Intermediate Tax Free Fund (formerly known as First American Intermediate Tax Free Fund)

Nuveen Short Tax Free Fund (formerly known as First American Short Tax Free Fund)

Nuveen Tax Free Fund (formerly known as First American Tax Free Fund)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Intermediate Tax Free Fund (formerly known as First American Intermediate Tax Free Fund), Nuveen Short Tax Free Fund (formerly known as First American Short Tax Free Fund), and Nuveen Tax Free Fund (formerly known as First American Tax Free Fund) (the “Funds”) as of April 30, 2011, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Intermediate Tax Free Fund (formerly known as First American Intermediate Tax Free Fund), Nuveen Short Tax Free Fund (formerly known as First American Short Tax Free Fund), and Nuveen Tax Free Fund (formerly known as First American Tax Free Fund) at April 30, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

June 24, 2011

Nuveen Investments	21

Portfolio of Investments

Nuveen Intermediate Tax Free Fund

(formerly known as First American Intermediate Tax Free Fund)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Municipal Bonds – 98.8%

	Alabama – 1.4%

	Anniston Regional Medical Center Board, Northeast Alabama Regional Medical Center Project (ETM)
$325	8.000%, 07/01/2011	$328,852

	Health Care Authority for Baptist Health, Series D
755	5.000%, 11/15/2015	793,535

	Huntsville Electric System (AGM)
1,130	4.000%, 12/01/2018	1,217,541

	Mobile, Series B
2,000	5.000%, 02/15/2020	2,174,620

	University of Alabama at Birmingham Hospital, Series A
1,500	5.000%, 09/01/2018	1,608,300
4,000	5.750%, 09/01/2022	4,283,480
9,710	Total Alabama	10,406,328
	Alaska – 0.0%

	Aleutians East Borough Project, Aleutian Pribilof Islands (ACA)
400	4.375%, 06/01/2015	365,388
	Arizona – 5.3%

	Arizona, Series A (AGM)
1,815	4.000%, 09/01/2017	1,852,135

	Arizona Board of Regents, Series B (AMBAC)
4,120	4.500%, 06/01/2018	4,350,555

	Arizona Game & Fish Department, Administration Building Project
150	4.500%, 07/01/2015	161,811

	Arizona Health Facilities Authority, The Terraces Project Series A (Pre-refunded 11/15/2013)
3,150	7.500%, 11/15/2023	3,633,116

	Coconino & Yavapai Counties Joint Unified School District #9, Sedona School Improvement Project of 2007, Series B
1,350	5.375%, 07/01/2028	1,419,566

	Gila County United School District #10, Payson School Improvement Project of 2006, Series A (AMBAC)
1,000	5.000%, 07/01/2016	1,111,060
1,050	5.000%, 07/01/2017	1,165,290

	Gilbert Public Facilities Municipal Property Corporation
6,000	5.500%, 07/01/2027	6,368,160

	Glendale Industrial Development Authority, Midwestern University
1,355	5.000%, 05/15/2021	1,424,390
2,000	5.000%, 05/15/2026	1,997,860

	Maricopa County School District #48, Scottsdale, Series B (AGM)
295	4.750%, 07/01/2018	344,218

	Maricopa County Unified School District #48, Scottsdale, Series B, (Pre-refunded 07/01/2016) (AGM)
290	4.750%, 07/01/2018	337,282
565	4.750%, 07/01/2018	615,725

	Phoenix Civic Improvement, Airport Series A
2,000	5.000%, 07/01/2022	2,093,480

	Phoenix Street & Highway User (ETM)
900	6.250%, 07/01/2011	908,316

	Pima County Sewer Revenue (AGM)
2,670	5.000%, 07/01/2024	2,820,641

	Pima County Unified School District #1, Tucson Project of 2004, Series C (FGIC) (NATL)
1,000	4.375%, 07/01/2018	1,075,450
1,000	4.500%, 07/01/2019	1,064,460

22	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Arizona (continued)

	Scottsdale Industrial Development Authority, Scottsdale Healthcare, Series A
$1,000	5.000%, 09/01/2020	$1,029,450

	Tempe Industrial Development Authority, Friendship Village Project, Series A
1,022	5.375%, 12/01/2013	973,046

	Tucson Airport Authority (AGM)
3,760	5.000%, 06/01/2013	4,064,823
36,492	Total Arizona	38,810,834
	Arkansas – 0.5%

	North Little Rock Health Facilities Board, Baptist Health Series B
1,000	5.750%, 12/01/2021	1,086,460

	University of Arkansas, Fayetteville, Series B (FGIC) (NATL)
1,000	4.500%, 11/01/2016	1,103,610

	Washington County Hospital, Regional Medical Center, Series B
1,145	5.000%, 02/01/2016	1,216,414
3,145	Arkansas – 0.5%	3,406,484
	California – 10.9%

	ABC Unified School District Series A (NATL)
1,565	4.900%, 02/01/2020	1,625,972

	Alameda Corridor Authority, Series A (AMBAC)
2,000	0.000%, 10/01/2014	1,704,320

	Apple Valley Redevelopment Agency, Tax Allocation, Project Area #2 (AMBAC)
920	4.500%, 06/01/2018	879,557

	Association of Bay Area Governments Finance Authority for Nonprofit Corporations, Children’s Hospital Series A
1,525	4.500%, 12/01/2018	1,577,841

	Association of Bay Area Governments Finance Authority for Nonprofit Corporations, Elder Care Alliance (CMI)
335	4.500%, 08/15/2012	345,157
1,215	5.000%, 08/15/2017	1,247,283

	California
1,000	5.000%, 02/01/2016	1,057,640
2,000	5.000%, 02/01/2017	2,111,680
2,000	4.000%, 08/01/2017	2,145,500
245	5.000%, 11/01/2018	249,214
500	5.000%, 08/01/2019	545,130
1,500	5.000%, 02/01/2021	1,574,805
1,000	5.000%, 12/01/2023	1,040,450
500	5.125%, 04/01/2024	509,450

	California (Pre-refunded 11/01/2011)
15	5.000%, 11/01/2018	15,351

	California Department of Water Resources and Power Supply Series H (AGM)
1,000	5.000%, 05/01/2022	1,091,760

	California Economic Recovery, Series A
2,000	5.000%, 07/01/2020	2,248,580

	California Educational Facilities Authority, Lutheran University, Series C
1,000	5.000%, 10/01/2024	939,370

	California Health Facilities Financing Authority, Adventist Health Systems West, Series C
500	5.125%, 03/01/2020	522,840

	California Health Facilities Financing Authority, Children’s Hospital of Orange County, Series A
3,000	5.750%, 11/01/2018	3,265,500

	California Public Works Board, California State University Projects, Series B-1
1,400	5.375%, 03/01/2025	1,405,754

Nuveen Investments	23

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	California (continued)

	California Public Works Board, Trustees of the California State University, Series D
$2,245	6.000%, 04/01/2025	$2,364,030

	California Public Works Board, Various Capital Projects, Series G-1
5,000	5.250%, 10/01/2024	5,028,500

	California Statewide Communities Development Authority, Elder Care Alliance, Series A (ETM)
275	7.250%, 11/15/2011	285,241

	California Statewide Communities Development Authority, Health Facilities, Adventist Health, Series A
700	5.000%, 03/01/2030	643,797

	California Statewide Communities Development Authority, Henry Mayo Newhall Memorial Hospital Series B (AMBAC) (CMI)
1,000	5.200%, 10/01/2037	895,430

	California Statewide Communities Development Authority, Kaiser Permanente, Series C, Mandatory Put 06/01/2012 @ 100
1,230	3.850%, 11/01/2029	1,272,201

	California Statewide Communities Development Authority, Los Angeles Jewish Home (CMI)
1,210	5.000%, 11/15/2012	1,259,053

	California Statewide Communities Development Authority, Pollution Control, Southern California Edison Company, Series C, Mandatory Put 11/01/2016 @ 100 (FGIC)
500	4.250%, 11/01/2033	530,455

	Desert Sands Unified School District, Election of 2001
500	5.250%, 08/01/2023	539,840
2,000	5.000%, 08/01/2024	2,099,940

	Golden State Tobacco Securitization Series A (AGM)
2,100	4.550%, 06/01/2022	1,959,090

	Golden State Tobacco Securitization, California Tobacco Settlement, Series A-1
2,215	4.500%, 06/01/2027	1,662,513

	Grant Joint Union High School District, Election of 2006 (AGM)
1,300	0.000%, 08/01/2026	484,900

	Las Virgenes Unified School District, Election of 2006, Series B
2,015	0.000%, 08/01/2027	749,197

	Northern Inyo County Hospital District
1,000	6.000%, 12/01/2021	1,003,550

	Port Oakland, Series B (NATL)
1,470	5.000%, 11/01/2018	1,578,369

	Roseville Joint Union High School District, Series E
390	5.100%, 08/01/2019	395,581

	San Bernardino Community College District, Election of 2002, Series A
1,000	6.500%, 08/01/2027	1,140,140

	San Bernardino County Redevelopment Agency, Tax Allocation, San Sevaine Redevelopment Project Series A (RAAI)
575	5.000%, 09/01/2016	573,896

	San Mateo High School, Election of 2000, Series B (FGIC) (NATL)
1,000	0.000%, 09/01/2017	805,070

	Santa Ana Union School District, Election of 2008, Series A
1,000	5.250%, 08/01/2028	1,017,410

	Santa Monica Community College District, 2002 Election Series C (NATL)
2,000	0.000%, 08/01/2016	1,663,360

	Santa Paula Utility Authority, Water Revenue
2,510	5.000%, 02/01/2028	2,532,841
2,630	5.000%, 02/01/2029	2,648,357
2,765	5.000%, 02/01/2030	2,764,779

	South Bayside Waste Management, Shoreway Environmental, Series A
2,500	5.250%, 09/01/2024	2,553,650
1,200	6.250%, 09/01/2029	1,263,948

24	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	California (continued)

	Tulare Local Health Care District, Election 2005, Series B
$1,180	6.000%, 08/01/2022	$1,301,257
1,410	6.125%, 08/01/2023	1,561,406
1,585	6.250%, 08/01/2024	1,734,450
1,265	6.375%, 08/01/2025	1,379,659
500	6.500%, 08/01/2026	543,620

	Upland Community Redevelopment Agency Tax Allocation, Merged Project (AMBAC)
1,100	4.250%, 09/01/2026	861,531

	Victor Elementary School District, Series A (FGIC) (NATL)
2,030	0.000%, 08/01/2023	967,985

	Victor Valley High School, Election of 2008, Series A, Convertible CAB’s (AGC)
3,000	0.000% through 08/01/2019, thereafter 5.750%, 08/01/2019	1,735,410

	West Contra Costa Unified School District, Election of 2005, Series B
2,500	6.000%, 08/01/2025	2,703,300

	Whittier Public Finance Authority, Redevelopment Agency, Tax Allocation, Series A (AMBAC)
995	5.000%, 11/01/2021	941,031

	Woodland Financial Authority (SGI)
815	4.700%, 03/01/2019	846,891
83,930	Total California	80,394,832

	Colorado – 8.2%

	Adams & Arapahoe Counties School District, #28J, Aurora (STAID)
1,125	5.500%, 12/01/2021	1,304,820

	Adams County Pollution Control, Public Service Company Colorado Project, Series A (NATL)
5,000	4.375%, 09/01/2017	5,065,400

	Colorado
150	0.000%, 03/01/2014	144,005

	Colorado Educational & Cultural Facilities Authority, Bromley East Charter School Project, Series A, (Pre-refunded 09/15/2011)
1,200	6.750%, 09/15/2015	1,228,752

	Colorado Educational & Cultural Facilities Authority, Cheyenne Mountain Charter School, Series A (SMO)
175	4.750%, 06/15/2022	171,071

	Colorado Educational & Cultural Facilities Authority, Classical Academy Charter School (ETM)
140	6.375%, 12/01/2011	145,044

	Colorado Educational & Cultural Facilities Authority, Classical Academy Charter School (Pre-refunded 12/01/2011)
1,500	6.750%, 12/01/2016	1,556,895
1,500	7.250%, 12/01/2021	1,561,125

	Colorado Educational & Cultural Facilities Authority, Pinnacle Charter School Project (ETM)
225	5.250%, 12/01/2011	231,435

	Colorado Health Facilities Authority, Catholic Health, Series C-7 (AGM)
725	4.350%, 09/01/2020	749,686

	Colorado Health Facilities Authority, Catholic Health Initiatives, Series D
1,500	5.125%, 10/01/2017	1,681,185

	Colorado Health Facilities Authority, Christian Living Communities Project, Series A
600	5.250%, 01/01/2014	605,010
620	5.250%, 01/01/2015	621,389

	Colorado Health Facilities Authority, Covenant Retirement Communities
500	5.000%, 12/01/2016	509,225

	Colorado Health Facilities Authority, Longmont United Hospital, Series B (RAAI)
1,250	4.250%, 12/01/2015	1,267,925

	Colorado Health Facilities Authority, NCMC Income Project, Series B
1,000	6.000%, 05/15/2026	1,080,310

Nuveen Investments	25

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Colorado (continued)

	Colorado Health Facilities Authority, Parkview Medical Center
$640	5.000%, 09/01/2016	$659,405

	Colorado Health Facilities Authority, Retirement Facilities, Liberty, Series B (ETM)
10,000	0.000%, 07/15/2020	7,357,100

	Colorado Health Facilities Authority, Total Longterm Care National, Series A
1,400	5.250%, 11/15/2020	1,347,304

	Colorado Health Facilities Authority, Valley View Hospital Association Project, Series A (RAAI)
500	5.000%, 05/15/2012	510,885
405	5.000%, 05/15/2013	417,640

	Colorado Higher Education, Capital Construction Lease Program
1,500	5.250%, 11/01/2023	1,601,985

	Colorado Penitentiary II
1,390	4.000%, 03/01/2015	1,495,890

	Delta County Memorial Hospital District Enterprise
1,500	5.500%, 09/01/2025	1,521,900

	E-470 Public Highway Authority, Series C (Convertible CABs) (NATL)
1,500	0.000% through 09/01/2011, thereafter 5.000%, 09/01/2017	1,630,350

	El Paso County School District #20 (STAID)
1,500	5.000%, 12/15/2020	1,742,520
2,175	5.000%, 12/15/2021	2,525,066
1,530	5.000%, 12/15/2022	1,755,155

	High Plains Metropolitan District, Series B
300	4.375%, 12/01/2015	297,972

	Mesa County (ETM)
5,500	0.000%, 12/01/2011	5,482,565

	Montrose Memorial Hospital
2,170	5.700%, 12/01/2017	2,232,843

	North Range Metropolitan District #1 (ACA)
1,000	4.300%, 12/15/2019	814,820

	Northwest Parkway Public Highway Authority Convertible CABs
2,250	0.000% through 06/15/2011, thereafter 5.250%, (ETM) (AMBAC) 06/15/2015	2,532,038

	Platte River Power Authority, Series GG (AGM)
725	4.500%, 06/01/2017	823,868

	Pueblo County School District #60 (STAID)
1,000	5.000%, 12/15/2022	1,158,520

	Rangeview Library District Projects (AGC)
1,325	4.500%, 12/15/2020	1,400,339

	Sand Creek Metropolitan School District, Limited Tax, Series A
2,190	4.250%, 12/01/2023	2,140,200
2,030	4.000%, 12/01/2024	1,910,027

	Walker Field Public Airport Authority
1,000	5.000%, 12/01/2022	958,340
60,740	Total Colorado	60,240,009
	Connecticut – 0.1%

	Connecticut Health & Educational Facilities Authority, Griffin Hospital, Series B (RAAI)
1,000	5.000%, 07/01/2014	1,047,380
	District of Columbia – 0.5%

	District of Columbia, The Catholic University of America
3,480	5.000%, 10/01/2023	3,600,408
	Florida – 2.5%

	Clay County School Board, Series B (NATL)
2,205	5.000%, 07/01/2018	2,330,928

26	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Florida (continued)

	Halifax Hospital Medical Center, Series A
$2,250	5.250%, 06/01/2026	$2,180,610

	Highlands County Health Facilities Authority, Adventist Health/Sunbelt, Series A, Mandatory Put 11/17/2015 @ 100
2,000	6.500%, 11/15/2038	2,372,000

	Miami-Dade County Educational Facilities Authority, University of Miami, Series A
2,520	5.150%, 04/01/2023	2,612,106

	Miami-Dade County Water & Sewer (AGM)
5,000	5.000%, 10/01/2029	5,143,650

	North Brevard County Hospital, Parrish Medical Center Project
2,100	5.500%, 10/01/2028	2,076,732

	Palm Beach County Health Facilities Authority, Abbey Delray South, Life Care Retirement Community
1,400	5.250%, 10/01/2013	1,455,398

	Vero Beach Electric, Series A (AGM)
350	4.000%, 12/01/2019	358,841
17,825	Total Florida	18,530,265
	Georgia – 1.4%

	Atlanta Tax Allocation, Atlantic Station Project (AGC)
2,000	4.375%, 12/01/2018	2,043,940

	DeKalb County Hospital Authority, DeKalb Medical Center Incorporated Project
1,000	6.000%, 09/01/2030	937,990

	Fayette County School District (AGM)
500	4.125%, 03/01/2014	541,510
265	4.250%, 03/01/2015	291,582

	Fulton County Residential Care Facilities, Canterbury Court Project, Series A
4,500	5.800%, 02/15/2018	4,271,895

	Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health, Series A
2,000	5.250%, 08/01/2023	2,028,860
10,265	Total Georgia	10,115,777
	Hawaii – 1.4%

	Hawaii Department of Budget & Finance, Special Purpose, Series C1
5,000	7.500%, 11/15/2015	5,049,950

	Hawaii Pacific Health, Special Purpose, Series A
5,000	5.250%, 07/01/2030	4,450,500

	Hawaii Pacific Health Series B
1,025	5.625%, 07/01/2030	954,982
11,025	Total Hawaii	10,455,432
	Idaho – 0.7%

	Idaho Health Facilities Authority, Trinity Health Group, Series B
3,000	6.000%, 12/01/2023	3,325,080

	Madison County Hospital
500	5.000%, 09/01/2012	510,420

	University of Idaho, Series B, Mandatory Put 04/01/2018 @ 100 (AGM)
1,000	4.500%, 04/01/2041	1,058,960
4,500	Total Idaho	4,894,460
	Illinois – 13.2%

	Bolingbrook Park District, Series A (CIFG)
1,840	4.500%, 01/01/2017	1,997,909

	Chicago City Colleges (FGIC) (NATL)
7,000	0.000%, 01/01/2015	6,147,050

	Chicago, Midway Airport Project, Series C (NATL)
1,300	5.500%, 01/01/2014	1,405,066

Nuveen Investments	27

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Illinois (continued)

	Chicago Park District, Limited Tax, Series A
$2,300	4.500%, 01/01/2023	$2,301,587

	Chicago Park District, Limited Tax, Series B (AMBAC)
5,545	5.000%, 01/01/2020	5,753,436

	Chicago, Series A (MBIA)
2,000	5.300%, 01/01/2016	2,189,480

	Cook County Series A (NATL)
1,000	6.250%, 11/15/2011	1,030,390

	Cook County Community Unit School District #401, Elmbrook Park (AGM)
3,625	0.000%, 12/01/2011	3,582,914

	Cook County High School District #205, Thornton Township (AGC)
3,465	5.250%, 12/01/2021	3,739,359

	Cook County High School District #209, Proviso Township (AGM)
1,000	5.000%, 12/01/2016	1,080,260

	Cook County School District #088, Bellwood Series B (AGM)
1,175	5.000%, 12/01/2017	1,291,066

	Cook County School District #088, Bellwood, Series B (Pre-refunded 12/01/2014) (AGM)
500	5.000%, 12/01/2017	571,620

	Cook County School District #102, La Grange (FGIC) (NATL)
2,440	0.000%, 12/01/2013	2,273,128

	Cook County School District #123, Oak Lawn (NATL)
2,250	0.000%, 12/01/2015	1,866,645

	Elk Grove Village (NATL)
1,000	4.125%, 01/01/2019	1,040,030

	Granite Single Family Mortgage Series A (ETM)
240	7.750%, 10/01/2011	246,478

	Grundy & Will Counties Community Unit School District #1
1,550	5.875%, 02/01/2019	1,798,093
2,100	5.875%, 02/01/2022	2,356,515
2,545	5.875%, 02/01/2024	2,803,038

	Illinois
300	5.200%, 07/01/2016	300,405

	Illinois, Series B
1,000	5.000%, 03/01/2014	1,057,610
370	5.000%, 01/01/2017	393,610

	Illinois Development Finance Authority, Elgin School District Project (AGM)
2,750	0.000%, 01/01/2018	2,051,555

	Illinois Development Finance Authority, Midwestern University, Series B (Pre-refunded 05/15/2011)
350	5.750%, 05/15/2016	354,302

	Illinois Educational Facilities Authority, Art Institute of Chicago Mandatory Put 03/01/2016 @ 100
500	4.125%, 03/01/2030	518,520

	Illinois Educational Facilities Authority, Art Institute of Chicago, Series A, Mandatory Put 03/01/2017 @ 100
1,000	4.750%, 03/01/2030	1,060,890

	Illinois Finance Authority, Clare at Water Tower, Series A-4
700	5.400%, 05/15/2017	294,070

	Illinois Finance Authority, Clare at Water Tower, Series A-5
700	5.500%, 05/15/2018	294,070

	Illinois Finance Authority, Clare at Water Tower, Series B
600	0.000%, 05/15/2050	3,780

	Illinois Finance Authority, Edward Hospital, Series A (AMBAC)
1,200	6.000%, 02/01/2025	1,251,072
1,280	6.000%, 02/01/2026	1,323,520
500	6.000%, 02/01/2028	513,050

28	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Illinois (continued)

	Illinois Finance Authority, Franciscan Communities, Series A
$1,000	5.500%, 05/15/2027	$793,020

	Illinois Finance Authority, Friendship Village Schaumburg, Series A
1,745	5.000%, 02/15/2015	1,661,990

	Illinois Finance Authority, Illinois Institute of Technology
1,000	6.500%, 02/01/2023	921,160

	Illinois Finance Authority, Landing at Plymouth Project, Series A
1,320	5.250%, 05/15/2014	1,272,229

	Illinois Finance Authority, OSF Healthcare Systems, Series A
4,000	7.000%, 11/15/2029	4,244,280

	Illinois Finance Authority, Peoples Gas, Light and Coke Co., Series A, Mandatory Put 06/01/2016 @ 100 (AMBAC)
1,500	4.300%, 06/01/2035	1,531,095

	Illinois Finance Authority, Roosevelt University
500	5.250%, 04/01/2022	472,155
4,000	5.750%, 04/01/2024	3,956,720
1,750	5.400%, 04/01/2027	1,621,183

	Illinois Finance Authority, Rush University Medical Center, Series A
2,000	6.750%, 11/01/2024	2,167,120

	Illinois Finance Authority, Rush University Medical Center, Series C
1,500	6.375%, 11/01/2029	1,547,835

	Illinois Finance Authority, Three Crowns Park Plaza, Series A
1,870	5.500%, 02/15/2014	1,825,961

	Illinois Health Facilities Authority, Evangelical (ETM)
300	6.750%, 04/15/2012	317,436

	Illinois Health Facilities Authority, Mercy Hospital & Medical Center (ETM)
385	10.000%, 01/01/2015	457,415

	Illinois Sports Facilities Authority (AMBAC)
1,405	4.750%, 06/15/2013	1,483,891
1,620	5.100%, 06/15/2016	1,759,692

	Madison & Jersey Counties Unit School District #11, Alton (AGM)
2,100	0.000%, 12/01/2019	1,386,210

	McCook
500	5.000%, 12/01/2026	511,385
1,000	5.100%, 12/01/2028	1,010,020

	Metropolitan Pier & Exposition Authority, State Sales Tax, Series B (Convertible CABs) (NATL)
1,000	0.000% through 06/15/2012, thereafter 5.200%, 06/15/2017 g	1,031,420

	Rockford School District #205 (FGIC) (NATL)
500	5.000%, 02/01/2014	541,730

	Southwestern Illinois Development Authority, Anderson Hospital
2,000	5.125%, 08/15/2026	1,801,040

	Southwestern Illinois Development Authority, Edwardsville Community (AGM)
1,000	5.000%, 12/01/2017	1,110,150

	Southwestern Illinois Development Authority, Local Government Program, Triad School District #2 (NATL)
1,000	5.000%, 10/01/2018	1,054,410

	St Clair County, Alternative Revenue Source
1,000	4.500%, 10/01/2020	1,065,390
1,100	5.000%, 10/01/2022	1,187,923

	Will & Grundy Counties Community College, District #525, Joliet Junior College
535	6.250%, 06/01/2024	608,498
1,150	5.750%, 06/01/2025	1,258,997
310	5.750%, 06/01/2026	337,993

Nuveen Investments	29

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Illinois (continued)

	Will County School District #86, Joliet (AGM)
$3,870	0.000%, 11/01/2017	$2,953,081

	Winnebago County School District 122, Harlem-Loves Park (ETM) (AGM)
1,320	0.000%, 01/01/2017	1,134,989

	Winnebago County School District 122, Harlem-Loves Park (AGM)
1,680	0.000%, 01/01/2017	1,334,541
100,085	Total Illinois	97,251,477
	Indiana – 1.1%

	Anderson Economic Development, Anderson University Project
710	5.000%, 10/01/2017	686,137

	Avon Community School Building Corporation, First Mortgage (AMBAC) (STAID)
1,000	4.500%, 07/15/2020	1,046,300

	Indiana Transportation Finance Authority, Series A (AMBAC)
1,820	5.750%, 06/01/2012	1,874,782

	Indiana Transportation Finance Authority, Series A (ETM) (AMBAC)
180	5.750%, 06/01/2012	180,824

	Indiana University Series K, Zero Coupon Bond (NATL)
250	0.000%, 08/01/2011	249,395

	Portage Township Multi-School Building Corporation, First Mortgage (NATL) (STAID)
1,250	4.000%, 07/15/2018	1,341,788

	St. Joseph County Economic Development, Holy Cross Village, Notre Dame Project, Series A
450	5.750%, 05/15/2016	444,861
230	5.550%, 05/15/2019	218,638

	St. Joseph County Hospital Authority, Memorial Health System, Series A (NATL)
1,000	4.750%, 08/15/2012	1,003,140

	Zionsville Community Schools Building, First Mortgage (Pre-refunded 01/15/2012) (FGIC) (STAID)
775	5.750%, 07/15/2015	805,132
7,665	Total Indiana	7,850,997
	Iowa – 1.5%

	Iowa Finance Authority Retirement Community, Friendship Haven Project, Series A
500	5.750%, 11/15/2019	492,870

	Iowa Higher Education Authority, Private College Facility, Central College Project (RAAI)
1,000	5.450%, 10/01/2026	1,000,820

	Iowa Higher Education Authority, Private College Facility, Upper Iowa University Project
1,250	5.500%, 09/01/2025	1,288,563

	Iowa Higher Education Authority, Wartburg College Project (Pre-refunded 10/01/2012) (ACA)
2,000	5.500%, 10/01/2028	2,140,500

	Iowa Higher Education Authority, Wartburg College Project, Series A
925	4.700%, 10/01/2016	901,228
1,100	4.750%, 10/01/2017	1,060,433
1,155	4.800%, 10/01/2018	1,098,116

	Iowa State Special Obligation Prison Infrastructure Fund
2,000	4.500%, 06/15/2022	2,165,120

	Muscatine Electric (ETM)
615	9.700%, 01/01/2013	677,010
10,545	Total Iowa	10,824,660
	Kansas – 2.9%

7,500	Johnson County Residual (ETM)	7,431,300

	Johnson County Unified School District #512, Shawnee Mission
2,000	4.875%, 10/01/2019	2,271,320

	Kansas Development Finance Authority, Adventist Health
2,200	5.500%, 11/15/2023	2,387,066

30	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Kansas (continued)

	Kansas Development Finance Authority, Adventist/Sunbelt, Series D
$1,400	5.000%, 11/15/2024	$1,454,544

	Kansas Development Finance Authority, Health Facilities, Hays Medical Center, Series L
1,405	4.500%, 11/15/2017	1,461,017

	Kansas Development Finance Authority, Kansas State Projects Series K (NATL)
1,850	4.500%, 11/01/2019	2,011,302

	Olathe Health Facilities, Olathe Medical Center
1,000	5.125%, 09/01/2021	1,040,400

	Olathe Senior Living Facility, Catholic Care Campus, Series A
700	5.750%, 11/15/2013	702,191
765	5.750%, 11/15/2014	763,646
820	5.750%, 11/15/2015	814,006

	Sedgwick County School District #267 (AMBAC)
1,045	5.250%, 11/01/2012	1,106,989

	Sedgwick & Shawnee Counties, Single Family Mortgages, Series A-2 (GNMA)
165	6.700%, 06/01/2029	168,326
20,850	Total Kansas	21,612,107
	Kentucky – 0.5%

	Kentucky Economic Development Finance Authority, Louisville Arena Project, Series A-1 (AGC)
2,000	5.750%, 12/01/2028	2,075,820

	Kentucky Turnpike Authority (ETM)
235	6.000%, 07/01/2011	237,051

	Louisville/Jefferson County Metropolitan Government College, Bellarmine University, Series A
1,135	6.000%, 05/01/2028	1,153,126
3,370	Total Kentucky	3,465,997
	Louisiana – 0.4%

	Calcasieu Parish School District #23, Public School Improvement
500	4.600%, 02/15/2020	507,225

	Louisiana, Series B (CIFG)
1,300	5.000%, 07/15/2015	1,486,524

	Louisiana Local Government Environmental Facilities, Community Development Authority (AMT)
425	6.650%, 01/01/2025	398,165

	Tobacco Settlement Finance Revenue, Series 2001B
600	5.875%, 05/15/2039	547,578
2,825	Total Louisiana	2,939,492
	Maine – 0.1%

	Maine Health & Higher Educational Facilities Authority Series B (FGIC) (NATL)
740	4.125%, 07/01/2018	786,983
	Maryland – 0.1%

	Westminster Educational Facilities, McDaniel College
350	5.000%, 11/01/2013	373,499
700	4.000%, 11/01/2015	731,094
1,050	Total Maryland	1,104,593
	Massachusetts – 3.1%

	Massachusetts Bay Transportation Authority, Series A (COMGTY)
1,875	6.250%, 03/01/2012	1,966,087

	Massachusetts Development Finance Agency, Health Care Facilities, AdventCare Project, Series A
2,500	6.650%, 10/15/2028	2,226,450

	Massachusetts Development Finance Agency, Suffolk University
900	4.500%, 07/01/2021	867,879
1,765	4.500%, 07/01/2022	1,681,321

Nuveen Investments	31

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Massachusetts (continued)
$1,705	4.625%, 07/01/2023	$1,618,761

	Massachusetts Educational Finance Authority, Issue I, Series B (AMT)
1,485	4.800%, 01/01/2017	1,509,592

	Massachusetts Health & Educational Facilities Authority, Berkshire Health System, Series F (AGC)
2,000	5.000%, 10/01/2015	2,186,120

	Massachusetts Health & Educational Facilities Authority, Springfield College
500	5.125%, 10/15/2022	501,215
2,595	5.500%, 10/15/2026	2,563,030

	Massachusetts Health & Educational Facilities Authority, Suffolk University, Series A
3,000	6.000%, 07/01/2024	3,143,640

	Massachusetts Port Authority (ETM)
1,975	13.000%, 07/01/2013	2,255,114

	Massachusetts, Special Obligation, Series A
1,000	5.500%, 06/01/2013	1,091,800

	Springfield, State Qualified Municipal Purpose Loan (AGM) (STAID)
1,400	4.500%, 08/01/2020	1,486,072
22,700	Total Massachusetts	23,097,081
	Michigan – 2.1%

	Algonac Community Schools, School Building & Site Series I (AGM) (MQSBLF)
790	4.000%, 05/01/2019	813,953

	Constantine Public Schools (MQSBLF)
1,075	5.000%, 05/01/2016	1,133,534

	Detroit Water Supply System (ETM) (FGIC)
105	6.250%, 07/01/2012	108,578

	Kalamazoo Hospital Finance Authority, Bronson Methodist Hospital, Series A (AGM)
2,675	5.000%, 05/15/2020	2,803,935

	Michigan Hospital Finance Authority, Ascension Health Services Group, Series B
3,540	5.000%, 11/15/2023	3,661,776

	Michigan Hospital Finance Authority, Henry Ford Health Systems Series A, (Pre-refunded 03/01/2013)
3,150	5.500%, 03/01/2015	3,430,917

	Michigan Municipal Board Authority, Local Government Loan Program, Group, Series B (AMBAC)
600	5.000%, 12/01/2018	591,492

	Romulus Economic Development Corporation, Partnership Project (ETM)
1,300	7.000%, 11/01/2015 (ETM)	1,602,588

	Western Michigan University (AGM)
1,300	5.000%, 11/15/2023	1,358,396
14,535	Total Michigan	15,505,169
	Minnesota – 2.6%

	Aitkin Health Care Facilities, Riverwood Healthcare Center
1,590	5.375%, 02/01/2017	1,556,419

	Minneapolis & St. Paul Metropolitan Airports Commission, Series A (NATL)
1,165	5.000%, 01/01/2019	1,195,337

	Minneapolis Health Care System, Fairview Health Services Series A
2,000	6.375%, 11/15/2023	2,207,460

	Minneapolis Hospital, St. Marys Hospital & Rehabilitation Center (ETM)
430	10.000%, 06/01/2013	471,417

	Minneapolis National Marrow Donor Program
2,650	5.000%, 08/01/2018	2,777,518
3,500	4.250%, 08/01/2020	3,367,420

	Minnesota Agricultural & Economic Development Board, Health Care System, Series A
2,135	5.875%, 11/15/2011	2,163,716

	Minnesota Higher Education Facilities Authority, Bethel University Series 6-R
1,255	5.500%, 05/01/2020	1,270,976

32	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Minnesota (continued)
$815	5.500%, 05/01/2021	$815,000

	Minnesota Higher Education Facilities Authority, College of Art & Design, Series 6-K
295	5.000%, 05/01/2012	304,806

	Monticello-Big Lake Community Hospital District, Health Care Facilities, Series C
515	5.250%, 12/01/2011	515,031

	St. Paul Housing & Redevelopment Authority, Allina Health System, Series A (NATL)
1,235	5.000%, 11/15/2019	1,321,240

	St. Paul Housing & Redevelopment Authority, Allina Health System, Series A-1
1,000	5.000%, 11/15/2024	1,017,790
18,585	Total Minnesota	18,984,130
	Mississippi – 0.2%

	Mississippi Hospital Equipment & Facilities Authority, Mississippi Baptist Health Systems Series A
1,440	5.000%, 08/15/2016	1,547,813
	Missouri – 2.0%

	Grundy County Industrial Development Authority, Health Facilities, Wright Memorial Hospital
1,000	5.600%, 09/01/2021	986,050

	Hannibal Industrial Development Authority, Health Facilities, Hannibal Regional Hospital
1,405	4.350%, 03/01/2014	1,439,900

	Kansas City Special Obligation, East Village Project Series B (AGC)
505	5.000%, 04/15/2022	549,188

	Missouri Development Finance Board Infrastructure Facilities, Independence-Centerpoint, Series F
1,000	5.375%, 04/01/2024	1,010,210

	Missouri Development Finance Board Infrastructure Facilities, Independence-Crackerneck Creek, Series B
2,000	5.125%, 03/01/2022	2,068,480

	Missouri Development Finance Board Infrastructure Facilities, Independence Electric System Project, Series D
1,250	5.625%, 06/01/2029	1,260,663

	Missouri Development Finance Board, Midwest Research Institute Project
1,130	5.000%, 11/01/2016	1,206,049

	Missouri Health & Educational Facilities Authority, Senior Living Facilities, Lutheran, Series B
850	4.350%, 02/01/2015	880,209
930	4.375%, 02/01/2016	954,691

	Missouri Joint Municipal Electric Utilities, Commission Power Project, Series A (AMBAC)
2,000	5.000%, 01/01/2018	2,154,100

	Missouri Joint Municipal Electric Utilities, Commission Power Project, Plum Point Project (NATL)
1,000	4.200%, 01/01/2018	1,019,720

	Osage Beach Tax Increment, Prewitts Point Project
1,650	4.800%, 05/01/2016	1,578,357
14,720	Total Missouri	15,107,617
	Montana – 0.8%

	Montana Facility Finance Authority, Senior Living, St. Johns Lutheran Ministries Project, Series A
1,800	5.750%, 05/15/2016	1,749,042
1,675	6.000%, 05/15/2025	1,489,644

	Montana Facility Finance Authority, Sisters of Charity of Leavenworth, Series B
2,500	5.000%, 01/01/2024	2,568,900
5,975	Total Montana	5,807,586
	Nebraska – 1.4%

	Douglas County Hospital Authority #2, Immanuel Obligated Group
1,130	5.125%, 01/01/2023	1,146,114

	Douglas County Hospital Authority #2, Nebraska Medical Center, Clarkson Regional Health Guaranty
2,860	5.000%, 11/15/2011	2,920,689

Nuveen Investments	33

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Nebraska (continued)

	Douglas County Hospital Authority #3, Methodist Health
$600	5.750%, 11/01/2028	$603,264

	Lancaster County Hospital Authority #1, BryanLG Medical Center Project
2,000	4.000%, 06/01/2018	1,974,180

	Lancaster County Hospital Authority #1, Immanuel Obligated Group
735	4.750%, 01/01/2019	759,292
1,000	5.125%, 01/01/2023	1,022,770

	Nebraska Investment Finance Authority, Great Plains Regional Medical Center Project (RAAI)
500	4.700%, 11/15/2011	510,210
500	4.800%, 11/15/2012	517,060
600	4.900%, 11/15/2013	617,352
9,925	Total Nebraska	10,070,931
	Nevada – 0.3%

	Carson City Hospital, Carson-Tahoe Hospital
550	5.750%, 09/01/2011	554,862
580	5.750%, 09/01/2012	597,092

	Carson City Hospital, Carson-Tahoe Hospital (ETM)
450	5.750%, 09/01/2011	457,853
475	5.750%, 09/01/2012	506,497
2,055	Total Nevada	2,116,304
	New Hampshire – 0.5%

	New Hampshire Health & Education Facilities Authority, Covenant Health
1,250	5.375%, 07/01/2024	1,250,975

	New Hampshire Health & Educational Facilities Authority, Speare Memorial Hospital
1,000	5.500%, 07/01/2025	933,630

	New Hampshire Municipal Bond Bank Series A (NATL)
1,300	4.500%, 02/15/2020	1,421,030
3,550	Total New Hampshire	3,605,635
	New Jersey – 0.5%

	New Jersey Economic Development Authority, Cigarette Tax
2,000	5.500%, 06/15/2016	2,111,160

	Tobacco Settlement Financing, Series 1A
1,915	4.500%, 06/01/2023	1,619,018
3,915	Total New Jersey	3,730,178
	New York – 1.2%

	New York, Series A
3,220	5.750%, 08/01/2015	3,400,996

	New York, Series D (ETM)
660	5.500%, 06/01/2012	696,914

	New York, Series D
1,340	5.500%, 06/01/2012	1,412,628

	Tobacco Settlement Financing, Series B-1C
700	5.500%, 06/01/2019	746,571
200	5.500%, 06/01/2020	212,858

	Troy Capital Resource Revenue, Rensselaer Polytechnic Institute Project, Series B
1,200	5.000%, 09/01/2019	1,316,136
1,000	5.000%, 09/01/2021	1,078,290
8,320	Total New York	8,864,393
	North Carolina – 2.5%

	North Carolina Capital Facilities Finance Agency Education Facilities, Meredith College
900	5.250%, 06/01/2020	931,158

34	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	North Carolina (continued)

	North Carolina Eastern Power Agency, Series A (AGC)
$1,700	5.250%, 01/01/2022	$1,843,990

	North Carolina Eastern Power Agency, Series D
2,955	5.375%, 01/01/2013	3,146,366

	North Carolina Medical Care Commission Health Care Facilities, First Mortgage Presbyterian, Series B
2,035	4.875%, 10/01/2013	2,014,589
2,120	5.000%, 10/01/2014	2,094,390

	North Carolina Municipal Power Agency #1, Catawba Electric, Series A
5,940	5.000%, 01/01/2026	6,142,198

	North Carolina Municipal Power Agency #1, Catawba Electric, Series A (AGM)
2,000	5.250%, 01/01/2016	2,124,720
17,650	Total North Carolina	18,297,411
	North Dakota – 0.2%

	Ward County Health Care Facility, Trinity Obligated Group
1,180	5.000%, 07/01/2014	1,245,726
	Ohio – 1.2%

	Akron (AGC)
1,000	5.000%, 12/01/2015	1,121,800

	Barberton City School District (OSDCEP)
1,260	4.750%, 12/01/2021	1,354,966

	Buckeye Tobacco Settlement, Series A-1
375	5.000%, 06/01/2015	381,776
35	5.000%, 06/01/2017	34,890

	Buckeye Tobacco Settlement, Series A-2
120	5.125%, 06/01/2024	92,719

	Lake County Hospital Facilities, Lake Hospital System, Series C
1,230	5.500%, 08/15/2024	1,209,311

	Mason City School District (AGM)
1,095	4.375%, 12/01/2019	1,186,049

	Miami County Hospital Facilities, Upper Valley Medical Center
750	5.250%, 05/15/2016	806,715

	Ohio Higher Education Facilities, John Carroll University Project
1,135	4.000%, 04/01/2014	1,191,353
1,000	4.500%, 04/01/2015	1,072,520

	Richland County, Limited Tax, Correctional Facilities Improvement (AGC)
500	5.875%, 12/01/2024	549,730
8,500	Total Ohio	9,001,829
	Oklahoma – 0.7%

	Cherokee County Economic Development Authority, Series A, (ETM) (AMBAC)
3,340	0.000%, 11/01/2011 (ETM)	3,331,350

	McClain County Economic Development Authority, Educational Facilities Lease, Newcastle Public Schools Project
345	5.000%, 09/01/2011	349,047
355	5.000%, 09/01/2012	370,048
250	4.125%, 09/01/2013	260,500

	Oklahoma City Industrial & Cultural Facilities, Oklahoma City Project (AMT)
1,430	5.750%, 01/01/2023	1,248,533
5,720	Total Oklahoma	5,559,478
	Pennsylvania – 2.2%

	Allegheny County Hospital, University of Pittsburgh Medical Center Series B
3,000	5.000%, 06/15/2018	3,319,650

Nuveen Investments	35

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Pennsylvania (continued)

	Bethel Park School District (STAID)
$1,315	4.125%, 08/01/2020	$1,399,147

	Delaware County College Authority, Neumann College
535	5.250%, 10/01/2020	539,226
1,000	5.000%, 10/01/2021	1,009,840
565	5.375%, 10/01/2021	565,831
1,050	5.000%, 10/01/2025	1,009,260

	Delaware County Hospital Authority, Crozer-Chester Medical Center (RAAI)
1,275	5.000%, 12/15/2015	1,317,980
1,405	5.000%, 12/15/2017	1,406,068

	Montgomery County Industrial Development Authority, Whitemarsh Continuing Care
1,000	6.125%, 02/01/2028	842,230

	Philadelphia Gas Works, Ninth Series
3,000	5.000%, 08/01/2030	2,893,710

	Westmoreland County Industrial Development Authority, Retirement Community, Redstone, Series A
1,100	5.375%, 01/01/2014	1,085,018
1,200	5.500%, 01/01/2016	1,169,100
16,445	Total Pennsylvania	16,557,060
	Puerto Rico – 0.7%

	Puerto Rico Commonwealth, Public Improvement, Series A
4,000	5.000%, 07/01/2020	3,989,520

	Puerto Rico Public Buildings Authority, Government Facilities Series M-2, Mandatory Put 07/01/2017 @ 100 (AMBAC) (COMGTY)
1,000	5.500%, 07/01/2035	1,050,010
5,000	Total Puerto Rico	5,039,530
	South Carolina – 1.1%

	Charleston Educational Excellence Financing Corporation, Charleston County School District Project
2,000	5.000%, 12/01/2013	2,204,900

	Lexington County Health Services District (Pre-refunded 11/01/2013)
2,000	5.500%, 11/01/2023	2,240,420

	South Carolina Jobs Economic Development Authority, Palmetto Health Alliance
1,000	5.000%, 08/01/2018	1,011,020

	South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series A
645	6.000%, 08/01/2013	680,791

	South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series C
2,000	6.000%, 08/01/2013	2,110,980
7,645	Total South Carolina	8,248,111
	South Dakota – 1.3%

	Deadwood Series 2005 (ACA)
2,385	5.000%, 11/01/2018	2,405,368

	South Dakota Health & Educational Facilities Authority, Sanford Health
1,000	5.000%, 11/01/2024	1,024,210

	South Dakota Health & Educational Facilities Authority, Vocational Education Program (AGC)
1,500	5.125%, 08/01/2028	1,557,375

	South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
530	4.750%, 09/01/2011	535,697
1,000	5.000%, 09/01/2012	1,039,070
1,000	5.000%, 09/01/2013	1,041,070
1,770	5.000%, 09/01/2025	1,701,023
9,185	Total South Dakota	9,303,813
	Tennessee – 4.3%

	Chattanooga Health, Educational & Housing Facilities Board, Catholic Health Initiatives, Series D
2,265	6.125%, 10/01/2028	2,428,533

36	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Tennessee (continued)

	Claiborne County Industrial Development Board, Lincoln Memorial University Project
$3,460	6.125%, 10/01/2029	$3,467,681

	Jackson Hospital, Jackson-Madison Project
3,650	5.250%, 04/01/2023	3,782,130

	Memphis (NATL)
2,000	5.000%, 10/01/2016	2,320,220

	Memphis-Shelby County Sports Authority, Memphis Arena Project, Series A
4,430	5.125%, 11/01/2024	4,594,398

	Memphis-Shelby County Sports Authority, Memphis Arena Project, Series B
1,000	5.500%, 11/01/2020	1,112,810
1,860	5.250%, 11/01/2025	1,927,741

	Memphis-Shelby County Sports Authority, Memphis Arena Project, Series C (NATL)
3,175	5.000%, 11/01/2017	3,504,914

	Shelby County Health, Educational & Housing Facility Board, Methodist Healthcare (Pre-refunded 09/01/2012)
935	6.000%, 09/01/2016	1,000,310
565	6.000%, 09/01/2016	604,465

	Sullivan County Health, Educational & Housing Facilities Board, Wellmont Health System Project (RAAI)
2,000	5.000%, 09/01/2016	2,036,080

	Sullivan County Health, Educational & Housing Facilities Board, Wellmont Health System Project (RAAI) (ETM)
1,465	6.250%, 09/01/2011	1,494,183
1,085	6.250%, 09/01/2012	1,159,409

	Sullivan County Health, Educational & Housing Facilities Board, Wellmont Health System Project (Pre-refunded 09/01/2012)
2,215	6.500%, 09/01/2013	2,396,076
30,105	Total Tennessee	31,828,950
	Texas – 10.4%

	Alvin Independent School District, Schoolhouse (PSFG)
1,110	4.125%, 02/15/2019	1,185,391

	Brazos River Harbor Navigation District, Brazoria County Environmental, Dow Chemical Company Project Series A-5, Mandatory Put 05/15/2012 @ 100 (AMT)
1,000	5.700%, 05/15/2033	1,033,400

	Brownsville (NATL)
2,125	5.000%, 02/15/2017	2,322,476

	Corinth (NATL)
1,180	4.500%, 02/15/2019	1,264,299

	Dallas (NATL)
5,000	4.500%, 02/15/2027	5,054,350

	Dallas County Utilities & Reclamation District, Series A (AMBAC)
5,715	5.150%, 02/15/2022	5,903,424

	El Paso County (NATL)
2,440	5.000%, 02/15/2018	2,822,055

	El Paso Water & Sewer, Series A (AGM)
650	4.000%, 03/01/2018	684,268

	Elgin Independent School District, School Building (PSFG)
1,120	4.375%, 08/01/2019	1,234,330

	Fort Bend Independent School District
2,000	4.550%, 02/15/2025	2,072,740

	Frisco (AMBAC)
2,045	4.500%, 02/15/2016	2,303,508

	Giddings Independent School District, School Building Series A (PSFG)
875	4.250%, 02/15/2019	956,699

Nuveen Investments	37

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Texas (continued)

	Grand Prairie Independent School District, School Building Series A (PSFG)
$635	4.500%, 02/15/2018	$713,296

	Grapevine Industrial Development Corporation, Air Cargo (AMT)
445	6.500%, 01/01/2024	415,866

	Gregg County Health Facilities Development, Good Shepherd Medical Center Project, Series A
1,230	5.000%, 10/01/2013	1,260,947

	Hale Center Educational Facilities, Wayland Baptist
875	4.000%, 03/01/2021	833,114
500	4.000%, 03/01/2022	468,650
800	4.000%, 03/01/2023	737,896
440	4.250%, 03/01/2025	405,640

	Harris County Health Facilities Development Corporation, Memorial Hermann Healthcare System, Series B
1,950	7.125%, 12/01/2031	2,124,135

	Harrison County Health Facilities Development Corporation, Good Shepherd Health System
2,270	5.000%, 07/01/2019	2,222,194
2,380	5.000%, 07/01/2020	2,304,149

	Houston Health Facilities Development Corporation, Buckingham Senior Living Community, Series A, (Pre-refunded 02/15/2014)
2,000	7.000%, 02/15/2023	2,345,020

	Howard County Junior College District (AMBAC)
715	4.250%, 02/15/2018	768,525

	Kaufman County (AGM)
1,000	5.000%, 02/15/2017	1,030,170

	League City Waterworks & Sewer System (AGM)
1,230	4.000%, 02/15/2018	1,326,087
1,315	4.375%, 02/15/2023	1,346,705

	Lubbock Educational Facilities Authority, Lubbock Christian University
1,000	5.000%, 11/01/2016	1,074,000

	Mansfield Independent School District, School Building (PSFG)
770	5.000%, 02/15/2022	838,692

	North Texas Tollway Authority, First Tier, Series A
2,500	6.000%, 01/01/2024	2,676,725

	North Texas Tollway Authority, First Tier, Series E-3, Mandatory Put 01/01/2016 @ 100
3,000	5.750%, 01/01/2038	3,348,030

	Northwest Texas Independent School District (PSFG)
1,000	4.500%, 02/15/2026	1,025,290

	Odessa Housing Finance Corporation, Residual Values (ETM) (NATL)
1,465	0.000%, 06/01/2012	1,451,170

	Plano Independent School District, School Building, Series A
1,000	5.000%, 02/15/2025	1,078,230

	San Angelo, Series A (NATL)
875	4.400%, 02/15/2019	945,578

	San Antonio
1,000	4.125%, 02/01/2019	1,069,580
1,140	4.250%, 02/01/2020	1,211,147

	San Leanna Educational Facilities Corporation Higher Education, Saint Edwards University Project
575	5.000%, 06/01/2019	594,596

	Sunnyvale School District, School Building (PSFG)
870	4.400%, 02/15/2020	945,890

	Tarrant County Cultural Education Facilities Finance Corporation, Retirement Facility, Northwest Senior Housing, Edgemere Project, Series A
1,235	5.750%, 11/15/2014	1,221,168

38	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Texas (continued)

	Tarrant County Cultural Education Facilities, Finance Corporation, Retirement Facility, Stayton at Museum Way, Series C-2
$3,000	6.500%, 11/15/2014	$2,959,920

	Teague Independent School District, School Building (PSFG)
2,210	5.000%, 02/15/2019	2,551,997

	Texas Transportation Commission, First Tier
2,000	5.000%, 04/01/2017	2,333,860

	Texas, Water Financial Assistance, Series A
1,500	5.000%, 08/01/2017	1,756,875

	Travis County Health Facilities, Development Corporation Retirement Facilities, Querencia Barton Creek Project
1,000	5.250%, 11/15/2017	948,980
900	5.500%, 11/15/2025	775,062

	Tyler Health Facilities Development Corporation, Mother Frances Hospital
1,000	5.250%, 07/01/2012	1,023,010

	Victoria Independent School District, School Building (PSFG)
500	5.000%, 02/15/2018	576,345

	Victoria Utilities Systems (AMBAC)
1,000	4.400%, 12/01/2019	1,066,100
72,585	Total Texas	76,611,579
	Washington – 4.3%

	Clark County School District #37, Vancouver (AGM)
1,515	5.250%, 12/01/2014	1,723,070

	King County School District #401, Highline Public Schools (AGM) (SBG)
500	5.250%, 12/01/2025	538,710

	King County School District #412, Shoreline (SBG)
265	5.750%, 12/01/2021	307,146

	Snohomish County Housing Authority
600	6.300%, 04/01/2016	607,998

	Snohomish County, Limited Tax (Pre-refunded 12/01/2011) (NATL)
4,440	5.375%, 12/01/2019	4,571,335
560	5.375%, 12/01/2019	576,565

	Spokane County School District #356, Central Valley Series B, Zero Coupon Bond (FGIC) (NATL)
5,690	0.000%, 12/01/2014	5,287,091

	Spokane County School District #81, Spokane (NATL)
1,000	5.000%, 06/01/2016	1,162,910

	Washington Health Care Facilities, Washington Health Services
3,125	6.250%, 07/01/2024	3,232,656
2,000	6.750%, 07/01/2029	2,023,500

	Washington Higher Education Facilities Authority, Whitworth University Project
3,250	5.125%, 10/01/2024	3,226,535

	Washington, Series C
2,275	5.500%, 07/01/2014	2,585,811

	Washington, Series S-5, Zero Coupon Bond (FCIC) (NATL)
3,000	0.000%, 01/01/2016	2,707,230

	Washington, Various Purpose, Series R-A (AMBAC)
3,000	5.000%, 01/01/2025	3,145,530
31,220	Total Washington	31,696,087
	Wisconsin – 2.2%

	Door County, Series A, Crossover Refunded 09/01/2011 @ 100 (FGIC)
1,720	5.125%, 09/01/2016	1,743,254

	Franklin Solid Waste Disposal, Waste Management Wisconsin Incorporated Series A, Mandatory Put 05/01/2016 @ 100 (AMT)
2,000	4.950%, 11/01/2016	2,099,940

Nuveen Investments	39

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Wisconsin (continued)

	Wisconsin Health & Educational Facilities Authority, Aurora Health Care Incorporated, Series A
$1,440	5.500%, 02/15/2020	$1,440,821

	Wisconsin Health & Educational Facilities Authority, Beloit College, Series A
2,060	6.000%, 06/01/2030	1,956,753

	Wisconsin Health & Educational Facilities Authority, Childrens Hospital, Series B
1,350	4.350%, 08/15/2019	1,421,982

	Wisconsin Health & Educational Facilities Authority, Eastcastle Place Incorporated Project
2,000	5.750%, 12/01/2019	1,682,260

	Wisconsin Health & Educational Facilities Authority, Fort Healthcare Incorporated Project
1,250	5.375%, 05/01/2018	1,265,363

	Wisconsin Health & Educational Facilities Authority, Marshfield Clinic, Series B
850	5.500%, 02/15/2013	867,586

	Wisconsin Health & Educational Facilities Authority, Southwest Health Center, Series A
1,500	6.125%, 04/01/2024	1,430,085

	Wisconsin Health & Educational Facilities Authority, Vernon Memorial Healthcare Incorporated Project
640	4.650%, 03/01/2015	656,422

	Wisconsin Health & Educational Facilities Authority, Wisconsin Medical College Series A (NATL)
1,450	5.000%, 12/01/2015	1,576,368
16,260	Total Wisconsin	16,140,834
	Wyoming – 0.3%

	Lincoln County, Pacificorp Project Mandatory Put 06/03/2013 @ 100 (AMT)
2,250	4.125%, 11/01/2025	2,324,587
$719,107	Total Municipal Bonds (cost $705,284,509)	728,395,735

Shares	Description ▲	Value
	Short-Term Investments – 0.2%

	Money Market Funds – 0.2%

$1,922,633	First American Tax Free Obligations Fund, Class Z, 0.053% Ω	1,922,633
	Total Short-Term Investments (cost $1,922,633)	1,922,633
	Total Investments – 99.0% (cost $707,207,142)	730,318,368
	Other Assets Less Liabilities – 1.0%	7,059,775
	Net Assets – 100.0%	$737,378,143

▲	All percentages shown in the Portfolio of Investments are based on net assets.

g	Convertible Capital Appreciation Bonds (Convertible CABs) initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

During July 2010, the original issue for this security (1,000,000 par, 5.40% coupon and May, 15, 2014 maturity) was restructured into two new securities. The first security, which is 70% of the original issue, has 700,000 par, 5.400% coupon and May 15, 2017 maturity. The second security, which is the remaining 30% of the issue, has a 300,000 par, 0.000% coupon and May 15, 2050 maturity. At the end of the reporting period, the Adviser continues to accrue interest on the 700,000 par security.

During July 2010, the original issure for this security (1,000,000 par, 5.50% coupon and May 15, 2015 maturity) was restructured into two new securities. The first security, which is 70% of the original issue, has a 700,000 par, 5.500% coupon and May 15, 2018 maturity. The second security, which is the remaining 30% of the issue, has a 300,000 par, 0.000% coupon and May 15, 2050 maturity. At the end of the reporting period, the Adviser continues to accure interest on the 700,000 par security.

Crossover refunded securities are backed by the credit of the refunding issuer. These bonds mature at the call date and price indicated.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

(ETM)	Escrowed to maturity.

40	Nuveen Investments

Portfolio of Investments

Nuveen Short Tax Free Fund

(formerly known as the First American Short Tax Free Fund)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Municipal Bonds – 77.4%

	Alaska – 0.7%

	Alaska Railroad Corporation, Capital Grant Receipts (FGIC) (NATL)
$1,825	5.000%, 08/01/2012	$1,910,447
	Arizona – 2.5%

	Glendale Individual Development Authority, Midwestern University
1,545	5.000%, 05/15/2019	1,664,676

	Phoenix Civic Improvement, Series A
5,000	5.000%, 07/01/2017	5,454,900
6,545	Total Arizona	7,119,576
	Arkansas – 1.0%

	North Little Rock Health Facilities Board, Baptist Health Series B
2,750	5.375%, 12/01/2019	2,975,280
	California – 4.6%

	California Economic Recovery, Series A
3,000	5.000%, 07/01/2020	3,372,870

	California School Cash Reserve Program, Series S
1,255	2.500%, 01/31/2012	1,269,407

	California Statewide Communities Development Authority, Health Facility, Adventist Health, Series A
2,500	5.000%, 03/01/2016	2,654,175

	Long Beach Community College, Series A
3,750	9.850%, 01/15/2013	4,294,050

	Northern California Power Agency, Series A
500	5.000%, 07/01/2016	565,330

	Union City Community Redevelopment Agency, Community Redevelopment
985	5.000%, 12/01/2018	977,416
11,990	Total California	13,133,248
	Colorado – 3.4%

	Colorado Health Facilities Authority, Catholic Health Initiatives, Series A
3,345	5.000%, 07/01/2015	3,716,329

	Colorado Health Facilities Authority, Evangelical Lutheran, Series B Mandatory Put 12/01/2014 @ 100
2,400	5.000%, 06/01/2039	2,532,048

	Colorado Health Facilities Authority, North Colorado Medical Center Project, Series A (AGM)
1,010	5.000%, 05/15/2013	1,073,913

	Colorado Health Facilities Authority, Yampa Valley Medical Center Project
1,000	5.000%, 09/15/2013	1,036,540

	Denver City & County Airport System, Series A
1,110	5.000%, 11/15/2017	1,246,685
8,865	Total Colorado	9,605,515
	District of Columbia – 1.3%

	District of Columbia, Georgetown University, Series A
1,700	5.000%, 04/01/2014	1,834,521

	Metropolitan Washington D.C. Airport Authority, Series B (AMT)
1,775	5.000%, 10/01/2011	1,807,873
3,475	Total District of Columbia	3,642,394
	Florida – 7.6%

	Florida Department of Environmental Protection Preservation, Florida Forever, Series B (NATL)
10,000	5.000%, 07/01/2011	10,078,500

	Florida Hurricane Catastrophe Fund Financial Corporation, Series A
4,000	5.250%, 07/01/2012	4,191,360

Nuveen Investments	41

Portfolio of Investments

Nuveen Short Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Florida (continued)

	Highlands County Health Facilities Authority, Adventist Health
$1,000	5.000%, 11/15/2015	$1,107,800
2,000	5.000%, 11/15/2016	2,217,980

	Miami-Dade County Health Facilities Authority, Miami Children’s Hospital, Series A-1 Mandatory Put 08/01/2011 @ 100 (NATL)
1,000	4.125%, 08/01/2046	1,008,550

	South Miami Health Facilities Authority, Baptist Health South Florida Group
2,000	5.000%, 08/15/2012	2,101,200

	Tallahassee Energy Systems (NATL)
1,000	5.000%, 10/01/2012	1,058,170
21,000	Total Florida	21,763,560
	Georgia – 1.1%

	DeKalb County Hospital Authority, DeKalb Medical Center Project
3,200	4.000%, 09/01/2015	3,171,328
	Hawaii – 0.5%

	Hawaii Department of Budget & Finance, Special Purpose, Series C1
1,500	7.500%, 11/15/2015	1,514,985
	Illinois – 3.3%

	Illinois Finance Authority, Art Institute of Chicago Series A
4,000	5.000%, 03/01/2015	4,366,640

	Illinois Finance Authority, Clare at Water Tower, Series A-1 Mandatory Put 08/01/2011 @ 100 (NATL)
700	5.100%, 05/15/2014 Δ	294,070
	Illinois Finance Authority, Clare at Water Tower, Series B
300	0.000%, 05/15/2050 Δ	1,890

	Illinois Finance Authority, Illinois Institute of Technology
500	6.250%, 02/01/2019	465,895

	Illinois Finance Authority, Landing at Plymouth Place Project, Series A
500	5.000%, 05/15/2011	500,000

	Illinois Finance Authority, Rush University Medical Center, Series A
1,630	5.000%, 11/01/2013	1,713,032
1,105	5.000%, 11/01/2014	1,169,819

	Williamson & Johnson Counties Community Unit School District 2
395	5.750%, 12/01/2014	430,716
450	5.750%, 12/01/2015	491,130
9,580	Total Illinois	9,433,192
	Indiana – 1.3%

	Anderson Economic Development, Anderson University Project
990	5.000%, 10/01/2012	998,752

	Crown Point, Temps-Wittenberg Village Project, Series C-2
1,800	6.500%, 11/15/2013	1,783,782

	Indiana Health & Educational Facilities, Financing Authority, Baptist Homes of Indiana
1,000	5.000%, 11/15/2013	1,045,080
3,790	Total Indiana	3,827,614
	Iowa – 2.7%

	Iowa Finance Authority, Genesis Health Systems
1,150	5.000%, 07/01/2016	1,259,388
2,285	5.000%, 07/01/2020	2,432,680

	Iowa Higher Education, Private College Facility, Grinnell (ETM)
4,000	2.100%, 12/01/2011	4,041,320
7,435	Total Iowa	7,733,388

42	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Kansas – 2.0%

	Olathe Health Facilities, Olathe Medical Center
$1,150	4.000%, 09/01/2012	$1,187,030
	Olathe Health Facilities, Olathe Medical Center, Series A Mandatory Put 03/01/2013 @ 100
1,350	4.125%, 09/01/2037	1,372,612

	Wichita Hospital Improvement, Series III A
1,000	5.000%, 11/15/2014	1,088,110
1,000	5.000%, 11/15/2016	1,094,230

	Wichita Hospital, Christi Health System
1,000	5.000%, 11/15/2015	1,099,210
5,500	Total Kansas	5,841,192
	Kentucky – 0.3%

	Pikeville Hospital Refunding and Improvement, Pikeville Medical Center
750	4.000%, 03/01/2013	773,782
	Massachusetts – 2.0%

	Massachusetts Development Finance Agency, Senior Living Facility, Groves-Lincoln, Series B2
905	6.250%, 06/01/2014	886,240

	Massachusetts Educational Financing Authority, Issue I, Series B, (AMT)
2,350	4.500%, 01/01/2016	2,428,349

	Massachusetts Health & Educational Facilities Authority, Northeastern University, Series T-1 Mandatory Put 02/16/2012 @ 100
2,000	4.125%, 10/01/2037	2,058,820

	Massachusetts Health & Educational Facilities Authority, Springfield College
325	4.000%, 10/15/2013	336,170
5,580	Total Massachusetts	5,709,579
	Michigan – 2.8%

	Michigan Hospital Finance Authority, Ascension Health Senior Credit Group Series B
2,030	5.000%, 11/15/2016	2,258,964

	Walled Lake Consolidated School District
4,455	2.000%, 05/01/2013	4,476,963

	Warren School District, School Improvement (FGIC) (NATL)
1,200	5.000%, 05/01/2012	1,246,944
7,685	Total Michigan	7,982,871
	Minnesota – 4.7%

	Minneapolis & St. Paul Housing & Redevelopment Authority, Healthpartners Obligation Group Project
1,000	5.250%, 12/01/2012	1,044,050

	Minneapolis & St. Paul Metropolitan Apartments, Series B, (AMT)
2,500	5.000%, 01/01/2015	2,741,400

	Minneapolis, National Marrow Donor Program
2,500	5.000%, 08/01/2017	2,649,775

	Minnesota Agricultural & Economic Development Board, Health Care Facilities, Essentia Series C-1, (AGC)
1,335	5.000%, 02/15/2015	1,462,412

	Minnesota Higher Education Facilities Authority, Bethel University, Series 6-R
910	5.500%, 05/01/2016	945,008
1,065	5.500%, 05/01/2017	1,100,688

	Minnesota Higher Education Facilities Authority, Hamline University, Series 7-K1
500	3.000%, 10/01/2013	509,025

	St. Cloud Health Care Facilities, CentraCare Health System Series A
1,000	5.000%, 05/01/2015	1,090,220

Nuveen Investments	43

Portfolio of Investments

Nuveen Short Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Minnesota (continued)

	St. Cloud Independent School District #742, Aid Anticipation Certificates
$2,000	1.500%, 08/19/2011	$2,006,760
12,810	Total Minnesota	13,549,338
	Mississippi – 2.1%

	Mississippi Series B-1 (AGC)
3,235	4.000%, 07/01/2015	3,486,618

	Mississippi Hospital Equipment & Facilities Authority, North Mississippi Health Services, Series 1
2,250	5.000%, 10/01/2017	2,516,625
5,485	Total Mississippi	6,003,243
	Missouri – 3.0%

	Kirkwood Industrial Development Authority, Aberdeen Heights, Series C-3
3,000	6.500%, 05/15/2015	2,995,470

	Missouri Finance Board, Infrastructure Facilities, Water Systems, Series E
2,020	4.000%, 11/01/2016	2,084,014

	Missouri Health & Educational Facilities Authority, Rockhurst University, Series A
460	3.000%, 10/01/2012	464,476
475	3.000%, 10/01/2013	478,648

	Missouri Health & Educational Facilities Authority, Webster University
2,000	5.250%, 04/01/2021	2,001,940

	Osage Beach Tax Increment, Prewitt’s Point Project
465	4.625%, 05/01/2011	465,004
8,420	Total Missouri	8,489,552
	Montana – 1.0%

	Montana Finance Authority, Series B
2,740	5.000%, 01/01/2019	2,995,039
	Nebraska – 0.1%

	Central Plains Energy Project, Nebraska Gas Project #1 Series A
250	5.250%, 12/01/2021	242,350
	New Jersey – 2.3%

	New Jersey Transportation Trust Fund, Series D
6,000	5.000%, 12/15/2018	6,541,920
	New Mexico – 0.7%

	New Mexico Educational Assistance Foundation, Series C (AMT)
2,000	3.900%, 09/01/2014	2,095,720
	New York – 1.2%

	New York Series A
3,435	5.000%, 08/01/2011	3,473,512
	North Dakota – 1.7%

	Fargo Health Systems, Sanford Health
1,600	4.000%, 11/01/2012	1,657,264
3,040	3.500%, 11/01/2016	3,072,832
4,640	Total North Dakota	4,730,096
	Ohio – 0.4%

	Ohio Air Quality Development Authority, Ohio Power Company, Series A Mandatory Put 06/02/2014 @ 100
1,000	3.250%, 06/01/2041	1,010,850
	Oklahoma – 1.2%

	Cleveland County Public Facilities Authority, Norman Public Schools Project
2,000	3.500%, 06/01/2012	2,061,320

44	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Oklahoma (continued)

	Tulsa County Individual Educational Facilities Authority, Jenks Public School
$1,125	5.000%, 09/01/2014	$1,259,032
3,125	Total Oklahoma	3,320,352
	Oregon – 1.1%

	Medford Hospital Facilities Authority, Asante Health System (AGM)
2,840	5.000%, 08/15/2015	3,165,663
	Pennsylvania – 2.9%

	Allegheny County Airport Authority, Pittsburgh International Airport, Series A, (AGM) (AMT)
1,000	5.000%, 01/01/2016	1,059,440

	Philadelphia
4,000	5.000%, 08/01/2014	4,326,160

	Union County Hospital Authority, Evangelical Community Hospital
1,385	4.000%, 08/01/2015	1,395,997
1,440	4.250%, 08/01/2016	1,451,261
7,825	Total Pennsylvania	8,232,858
	Puerto Rico – 0.8%

	Puerto Rico Commonwealth Public Improvement Series A
2,250	4.000%, 07/01/2011	2,261,272
	South Carolina – 2.3%

	Georgetown County Pollution Control Facilities, International Paper Company Project, Series A
1,500	5.125%, 02/01/2012	1,533,165

	Richland County Environmental Improvement, Series A
1,000	4.600%, 09/01/2012	1,032,070

	Scago Public Facilities Corporation, Lancaster County Project (AGC)
3,315	3.500%, 12/01/2011	3,365,852

	South Carolina Jobs-Economic Development Authority, Palmetto Health
500	5.000%, 08/01/2015	522,640
6,315	Total South Carolina	6,453,727
	South Dakota – 0.5%

	South Dakota Health & Educational Facilities Authority, Sanford Health
1,305	4.500%, 11/01/2015	1,408,043
	Tennessee – 1.6%

	Memphis-Shelby County Airport Authority, Series B (AMT)
1,000	5.000%, 07/01/2016	1,076,240

	Memphis-Shelby County Sports Authority, Memphis Arena Project Series B
1,270	5.500%, 11/01/2020	1,413,269

	Metropolitan Nashville Airport Authority, Series A
1,800	5.000%, 07/01/2016	2,016,540
4,070	Total Tennessee	4,506,049
	Texas – 5.2%

	Dallas Fort Worth International Airport, Series A
1,000	5.000%, 11/01/2021	1,050,590

	Harrison County Health Facilities, Good Shepherd Health Systems
1,000	4.000%, 07/01/2015	992,370

	Lower Colorado River Authority (AMBAC)
2,615	5.000%, 05/15/2012	2,738,062

	Lower Colorado River Authority (AMBAC) (ETM)
70	5.000%, 05/15/2012	72,999

	Tarrant County Cultural Education Facilities, CC Young Memorial Home, Series B-2
2,000	6.500%, 02/15/2014	1,928,760

Nuveen Investments	45

Portfolio of Investments

Nuveen Short Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Texas (continued)

	Tarrant County Cultural Education Facilities, Finance Corporation, Retirement Facility, Hendrick Medical Center, Series A (AGC)
$1,425	4.000%, 09/01/2015	$1,500,625
1,070	4.000%, 09/01/2016	1,123,361
1,355	4.375%, 09/01/2018	1,407,154

	Tarrant County Cultural Education Facilities, Finance Corporation, Retirement Facility, Mirador Project, Series B-2
2,000	6.250%, 11/15/2014	1,953,240

	Tarrant County Cultural Education Facilities, Finance Corporation, Retirement Facility, Stayton at Museum Way Series C-2
2,000	6.500%, 11/15/2014	1,973,280
14,535	Total Texas	14,740,441
	Virgin Islands – 0.4%

	Virgin Islands Public Finance Authority, Series B
1,000	5.000%, 10/01/2019	1,068,290
	Virginia – 4.8%

	Virginia Housing Development Authority, Commonwealth Mortgage, Series D1 (AMT)
7,000	4.300%, 01/01/2014	7,229,950

	Virginia Public Building Authority, Series A
6,000	5.000%, 08/01/2014	6,487,860
13,000	Total Virginia	13,717,810
	Washington – 1.2%

	Port Seattle, Series C (AMT)
1,000	5.000%, 02/01/2016	1,087,100

	Washington Health Care Facilities Authority, Central Washington Health Services
1,225	5.000%, 07/01/2013	1,271,121
1,150	5.000%, 07/01/2014	1,200,255
3,375	Total Washington	3,558,476
	Wisconsin – 0.7%

	Wisconsin Health & Educational Facilities Authority, Aurora Health Care, Series A
1,000	5.000%, 04/15/2016	1,055,210

	Wisconsin Health & Educational Facilities Authority, St. John’s Communities
1,000	5.400%, 09/15/2014	972,030
2,000	Total Wisconsin	2,027,240
	Wyoming – 0.4%

	Natrona County Hospitals, Wyoming Medical Center
200	4.000%, 09/15/2014	206,510
530	4.000%, 09/15/2015	542,884
300	4.000%, 09/15/2016	305,238
1,030	Total Wyoming	1,054,632
210,920	Total Municipal Bonds (cost $217,038,656)	220,784,424

Principal Amount (000)/ Shares	Description ▲	Value
	Short-Term Investments – 21.7%

	Money Market Funds – 1.9%

5,447,783	First American Tax Free Obligations Fund, Class Z 0.053% Ω	5,447,783

	Variable Rate Demand Notes – 19.8%

	California Financial Authority, Goodwill Industries - Orange County
5,385	0.330%, 10/01/2033 ❖	5,385,000

	Cleveland-Cuyahoga County Port Authority, Carnegie/89th Garage Project
7,610	0.240%, 01/01/2037 ❖	7,610,000

46	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Variable Rate Demand Notes (continued)

	Cohasset Power & Light Company Project Series A
$5,420	0.270%, 06/01/2020 ❖	$5,420,000

	Colorado Educational & Cultural Facilities Authority, Denver Seminary Project
2,465	0.380%, 07/01/2034 ❖	2,465,000

	Glendale Individual Development Authority, Senior Living Facilities, Friendship Retirement Corporation
5,500	0.380%, 01/01/2027 ❖	5,500,000

	Houston Higher Education Finance Corporation, Rice University Project Series A
3,000	0.240%, 11/15/2029 ❖	3,000,000

	Houston Independent School District, Schoolhouse
2,735	0.260%, 06/15/2031 ❖	2,735,000

	Indiana Health Facilities, Financing Authority, Anthony Wayne Rehabilitation Center
2,270	0.380%, 02/01/2031 ❖	2,270,000

	Lake Oswego Redevelopment Agency Tax Increment Series A
2,265	0.380%, 06/01/2020 ❖	2,265,000

	Massachusetts Bay Transportation Authority Series A-2
3,000	0.270%, 07/01/2026 ❖	3,000,000

	Milwaukee Redevelopment Authority, Yankee Hill Apartments
1,100	0.280%, 09/01/2025 ❖	1,100,000

	New Hanover County Schools
3,390	0.280%, 02/01/2026 ❖	3,390,000

	New York City Transitional Finance Authority, Pierpont Morgan Library
3,300	0.220%, 02/01/2034 ❖	3,300,000

	Philadelphia Gas Works Series C
2,000	0.260%, 08/01/2031 ❖	2,000,000

	South Fulton Municipal Regional Water & Sewer Authority
6,900	0.250%, 01/01/2033 ❖	6,900,000
$56,340	Total Variable Rate Demand Notes	56,340,000
	Total Short-Term Investments (cost $61,787,783)	61,787,783
	Total Investments – 99.1% (cost $278,826,439)	282,572,207
	Other Assets Less Liabilities – 0.9%	2,564,362
	Net Assets – 100.0%	$285,136,569

▲	All percentages shown in the Portfolio of Investments are based on net assets.

Δ	During July 2010, the original issure for this security (1,000,000 par, 5.50% coupon and May 15, 2011 maturity) was restructured into two new securities. The first security, which is 70% of the original issue, has a 700,000 par, 5.100% coupon and May 15, 2014 maturity. The second security, which is the remaining 30% of the issue, has a 300,000 par, 0.000% coupon and May 15, 2050 maturity. At the end of the reporting period, the Adviser continues to accrue interest on the 700,000 par security.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

❖	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.

Nuveen Investments	47

Portfolio of Investments

Nuveen Tax Free Fund

(formerly known as First American Tax Free Fund)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Municipal Bonds – 98.2%

	Alabama – 0.1%

	Camden Industrial Development Board, Weyerhaeuser Company Project, Series B (Pre-refunded 12/01/2013) (AMT)

$350	6.375%, 12/01/2024	$398,972
	Alaska – 1.1%

	Alaska International Airports, Series A (AMT)
5,000	5.000%, 10/01/2027	4,855,300
	Arizona – 8.9%

	Arizona Health Facilities Authority, Blood Systems
300	4.750%, 04/01/2025	290,337

	Arizona Health Facilities Authority, The Terraces Project, Series A (Pre-refunded 11/15/2013)
3,055	7.500%, 11/15/2023	3,523,545

	Arizona School Facilities Board
500	5.250%, 09/01/2023	516,085

	Arizona State University Nanotechnology Project, Series A (AGC)
200	5.000%, 03/01/2034	200,050

	Chandler
500	4.375%, 07/01/2028	505,190

	Cottonwood Water, Senior Lien (SGI)
250	5.000%, 07/01/2017	270,045

	Gila County Unified School District #10, Payson School Improvement Project of 2006, Series A (AMBAC)
6,630	5.250%, 07/01/2022	7,021,303

	Gilbert Public Facilities Municipal Property
500	5.500%, 07/01/2027	530,680

	Glendale Industrial Development Authority
200	4.625%, 12/01/2027	166,996

	Glendale Industrial Development Authority, John C. Lincoln Health Network
100	5.000%, 12/01/2032	83,427

	Glendale Industrial Development Authority, Midwestern University
500	5.000%, 05/15/2031	468,120

	Greater Arizona Development Authority, Infrastructure, Series B
750	5.250%, 08/01/2026	760,005

	Greater Arizona Development Authority, Infrastructure, Pinal County Road Project, Series 1 (NATL)
750	4.500%, 08/01/2025	732,210

	Greenlee County School District #18, Morenci School Improvement
165	5.000%, 07/01/2012	170,410

	Marana Municipal Property, Series A
250	5.000%, 07/01/2028	253,745

	Maricopa County Hospital, Sun Health Corporation (Pre-refunded 04/01/2024)
200	5.000%, 04/01/2025	219,768

	Maricopa County Industrial Development Authority, Catholic Healthcare West, Series A
500	5.375%, 07/01/2023	507,085
3,600	5.250%, 07/01/2032	3,351,780

	Maricopa County Industrial Development Authority, Senior Living Healthcare, Immanuel Care, Series A (GNMA)
750	4.850%, 08/20/2026	750,742
500	5.000%, 08/20/2035	468,250

	Northern Arizona University, Research Projects (AMBAC)
140	5.000%, 09/01/2023	141,485

	Peoria Improvement District #0601
465	4.250%, 01/01/2022	479,885

48	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Arizona (continued)

	Peoria Municipal Development Authority
$310	5.000%, 07/01/2015	$352,303

	Phoenix Civic Improvement, Junior Lien, Series A
4,000	5.000%, 07/01/2031	3,989,640

	Pima County Unified School District #1, Tucson School Improvement Project of 2004 Series C (FGIC) (NATL)
730	5.000%, 07/01/2027	746,673

	Pima County Unified School District #1, Tucson School Improvement Project of 2004, Series C, (Pre-refunded 07/01/2017) (FGIC) (NATL)
270	5.000%, 07/01/2027	318,954

	Pinal County
400	5.000%, 12/01/2014	432,212

	Pinal County Industrial Development Authority, Correctional Facilities Contract, Florence West Prison Project, Series A (ACA)
250	5.000%, 10/01/2016	253,305

	Pinal County Unified School District #1, Florence School Improvement Project of 2006, Series A (FGIC) (NATL)
1,000	5.000%, 07/01/2027	1,019,070

	Queen Creek Improvement District #001
300	5.000%, 01/01/2020	300,183

	Scottsdale Industrial Development Authority, Scottsdale Healthcare, Series A
1,000	5.000%, 09/01/2022	1,006,040

	Scottsdale Municipal Property Corporation, Excise Tax, Series C, Convertible CABs (AMBAC)
500	0.000% through 07/01/2013, thereafter 4.550%, 07/01/2021	477,540

	Scottsdale Municipal Property Corporation, Excise Tax, Water and Sewer Development Project, Series A
4,300	5.000%, 07/01/2021	4,777,773

	Tempe Industrial Development Authority, Friendship Village Project, Series A
1,178	5.375%, 12/01/2013	1,121,574

	Tucson
250	5.500%, 07/01/2018	291,825

	University Medical Center Corporation
215	5.000%, 07/01/2016	224,350
450	5.000%, 07/01/2024	431,721

	Yavapai County Industrial Development Authority, Waste Management Incorporated Project, Series A1 (AMT)
400	4.900%, 03/01/2028	368,672

	Yavapai County Industrial Development Authority, Yavapai Regional Medical Center Series A
100	6.000%, 08/01/2033	97,122

	Yavapai County Industrial Development Authority, Yavapai Regional Medical Center, Series A (RAAI)
375	5.250%, 08/01/2021	374,584

	Yuma Improvement District #68
365	4.700%, 01/01/2021	349,418
37,198	Total Arizona	38,344,102
	California – 7.9%

	California Department of Water Resources, Central Valley Project, Series AE
2,000	5.000%, 12/01/2021	2,240,380

	California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management Incorporated Project, Series C (AMT) (GTY)
5,000	5.125%, 11/01/2023	5,002,700

	California Statewide Communities Development Authority, St. Joseph Series B (FGIC)
1,050	5.450%, 07/01/2026	1,042,955

	California Statewide Communities Development Authority, St. Joseph, Series C (FGIC)
1,050	5.450%, 07/01/2026	1,042,954

Nuveen Investments	49

Portfolio of Investments

Nuveen Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	California (continued)

	Davis Redevelopment Agency, Davis Redevelopment Project, Series A
$400	7.000%, 12/01/2036	$406,688

	Loma Linda University Medical Center, Series A
1,500	8.250%, 12/01/2038	1,609,725

	Lynwood Redevelopment Agency, Project Area A, Series A
500	7.000%, 09/01/2031	503,955

	Poway Unified School District, Election of 2008, District 2007-1-A, Zero Coupon Bond
3,775	0.000%, 08/01/2023	1,825,930

	Rialto Unified School District, Election of 2010, Series A, Convertible CABs (AGM)
15,000	0.000% through 08/01/2026, thereafter 7.350%, 08/01/2041 g	5,178,600

	San Francisco City & County Airports, International Airport, Series A
4,000	4.900%, 05/01/2029	3,948,200

	Santee Community Development, Santee Community Redevelopment Project, Series A
440	7.000%, 08/01/2031	451,339

	Southern California Public Power Authority, Transmission Project, Series A
4,000	5.000%, 07/01/2020	4,416,160

	Temecula Redevelopment Agency, Housing Redevelopment Project #1, Series A
500	6.750%, 08/01/2031	502,315

	Ventura County Area Housing Authority, Mira Vista Senior Apartments, Series A (AMBAC) (AMT)
1,000	5.000%, 12/01/2022	844,350

	Victor Valley Joint Union High School District, Election of 2008, Series A, Convertible CABs (AGC)
5,000	0.000% through 08/01/2019, thereafter 5.750%, 08/01/2031 g	2,892,350

	Westminster School District, Series A1, Zero Coupon Bond (AGC)
2,485	0.000%, 08/01/2026	940,697
1,405	0.000%, 08/01/2028	451,370
2,920	0.000%, 08/01/2029	872,145
52,025	Total California	34,172,813
	Colorado – 3.2%

	Colorado Health Facilities Authority, Covenant Retirement Communities, Series B
1,150	6.125%, 12/01/2033	1,092,695

	Colorado Health Facilities Authority, Evangelical Lutheran
2,500	5.900%, 10/01/2027	2,507,950
2,000	5.000%, 06/01/2029	1,803,440

	Colorado Health Facilities Authority, Sisters of Charity of Leavenworth, Series B
5,000	5.250%, 01/01/2025	5,122,100

	Colorado Housing & Finance Authority, Solid Waste Disposal, Waste Management Incorporated Project (AMT)
1,590	5.700%, 07/01/2018	1,694,209

	Denver City & County Airport System, Series A
1,500	5.000%, 11/15/2021	1,639,050
13,740	Total Colorado	13,859,444
	Delaware – 1.4%

	Delaware Transportation Authority, Transportation System
5,000	5.000%, 07/01/2019	5,862,500
	Florida – 2.8%

	Halifax Hospital Medical Center, Series A
375	5.000%, 06/01/2038	322,845

	Palm Beach County Health Facilities Authority, Retirement Community, Acts Retirement Life, Series A
10,000	4.500%, 11/15/2036	7,443,400

	Palm Beach County School Board (FGIC) (NATL)
2,415	5.000%, 08/01/2018	2,622,883

	Port St. Lucie, Southwest Annexation District 1-B (NATL)
2,000	5.000%, 07/01/2033	1,650,040
14,790	Total Florida	12,039,168

50	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Georgia – 3.6%

	DeKalb County Hospital Authority, DeKalb Medical Center Incorporated Project
$4,000	6.000%, 09/01/2030	$3,751,960

	Fulton County Development Authority, Georgia Tech Athletic Association
5,000	5.750%, 10/01/2041	5,029,800

	Fulton County Development Authority, Maxon Atlantic Station, Series A, Mandatory Put 03/01/2015 @ 100 (AMT)
2,300	5.125%, 03/01/2026	2,240,292

	Fulton County Residential Care Facilities, Canterbury Court Project, Series A
1,500	6.125%, 02/15/2026	1,328,580
2,500	6.125%, 02/15/2034	2,110,650

	Georgia Municipal Electric Authority Power, Series BB (IBC) (NATL)
1,000	5.250%, 01/01/2025	1,046,200
16,300	Total Georgia	15,507,482
	Hawaii – 1.0%

	Hawaii Department of Budget & Finance, Special Purpose, 15 Craigside Project, Series A
1,000	8.750%, 11/15/2029	1,078,670
1,250	9.000%, 11/15/2044	1,355,175

	Hawaii Department of Budget & Finance, Special Purpose, Kahala Nui Project, Series A
2,000	8.000%, 11/15/2033	2,091,240
4,250	Total Hawaii	4,525,085
	Idaho – 0.2%

	Idaho Health Facilities Authority, Trinity Health Group, Series B
750	6.250%, 12/01/2033	793,042
	Illinois – 7.7%

	Chicago Illinois Board of Education, Series C
2,000	5.000%, 12/01/2020	2,079,780

	Illinois Finance Authority, Franciscan Communities, Series A
400	5.500%, 05/15/2037	287,820

	Illinois Finance Authority, Illinois Institute of Technology
3,500	7.125%, 02/01/2034	3,208,065

	Illinois Finance Authority, Landing at Plymouth Place Project, Series A
2,300	6.000%, 05/15/2037	1,824,475

	Illinois Finance Authority, Roosevelt University
2,000	6.250%, 04/01/2029	2,001,160
2,800	5.500%, 04/01/2037	2,483,012

	Illinois Finance Authority, Rush University Medical Center, Obligated Group Series A
3,680	7.250%, 11/01/2030	3,982,386

	Illinois Finance Authority, Rush University Medical Center, Obligated Group, Series C
1,265	6.625%, 11/01/2039	1,302,532

	Illinois Finance Authority, Silver Cross Hospital & Medical Centers
3,230	5.500%, 08/15/2030	2,769,725
5,000	6.875%, 08/15/2038	4,977,950

	Illinois Finance Authority, Three Crowns Park Plaza, Series A
100	5.875%, 02/15/2026	92,231

	Illinois Health Facilities Authority, Covenant Retirement Communities
4,500	5.875%, 12/01/2031	4,173,345

	Illinois Health Facilities Authority, Covenant Retirement Communities, Series A (RAAI)
4,000	5.500%, 12/01/2022	3,944,240
34,775	Total Illinois	33,126,721

Nuveen Investments	51

Portfolio of Investments

Nuveen Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Indiana – 2.6%

	Anderson Economic Development, Anderson University Project
$425	5.000%, 10/01/2032	$315,469

	Indiana Health & Educational Facilities Financing Authority, Community Foundation
2,830	5.500%, 03/01/2037	2,552,688

	Indiana Health & Educational Facilities Financing Authority, Schneck Memorial Hospital Project, Series A
400	5.250%, 02/15/2030	362,656

	Indiana Municipal Power Agency, Power Supply, Series B (NATL)
1,000	6.000%, 01/01/2012	1,035,260

	Indiana Transportation Finance Authority, Series A (AMBAC)
2,000	5.750%, 06/01/2012	2,060,200

	Portage Economic Development, Ameriplex Project
1,000	5.000%, 07/15/2023	961,030
775	5.000%, 01/15/2027	713,070

	Vigo County Hospital Authority, Union Hospital
3,000	8.000%, 09/01/2041	3,003,660
11,430	Total Indiana	11,004,033
	Iowa – 0.1%

	Muscatine Electric (ETM)
280	6.700%, 01/01/2013	298,192
	Kansas – 1.6%

	Kansas Department of Transportation, Series B2
500	5.000%, 09/01/2022	562,680

	Kansas Development Finance Authority, Adventist Health System
4,500	5.500%, 11/15/2029	4,683,330

	Olathe Senior Living Facility, Catholic Care Campus, Series A
2,000	6.000%, 11/15/2038	1,674,700
7,000	Total Kansas	6,920,710
	Kentucky – 0.6%

	Pikeville Hospital Revenue, Pikeville Medical Center
2,500	6.500%, 03/01/2041	2,510,525
	Louisiana – 0.2%

	Jefferson Parish, Home Mortgage Authority, (ETM) (FGIC) (FHA) (VA)
1,000	7.100%, 08/01/2011	1,016,220
	Maryland – 1.0%

	Frederick County, Series C
3,685	5.000%, 12/01/2020	4,354,712
	Massachusetts – 2.0%

	Massachusetts Development Finance Agency, Health Care Facility, AdventCare Project, Series A
2,850	6.750%, 10/15/2037	2,456,273

	Massachusetts Development Finance Agency, Senior Living Facility, Groves-Lincoln Series A
1,000	7.875%, 06/01/2044	986,340

	Massachusetts Development Finance Agency, Senior Living Facility, Groves-Lincoln, Series B2
450	6.250%, 06/01/2014	440,671

	Massachusetts Educational Financing Authority, Issue I, Series B (AMT)
955	5.500%, 01/01/2023	973,718

	Massachusetts Health & Educational Facilities Authority, Suffolk University, Series A
3,000	5.750%, 07/01/2039	2,845,740

	Massachusetts Health & Educational Facilities Authority, UMass Memorial Issue, Series D
1,000	5.000%, 07/01/2033	836,310
9,255	Total Massachusetts	8,539,052

52	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Michigan – 2.8%

	Kalamazoo Hospital Finance Authority, Bronson Methodist Hospital, Series A (AGM)
$7,665	5.000%, 05/15/2026	$7,557,230

	Michigan Hospital Finance Authority, McLaren Health Care, Series A
1,000	5.250%, 05/15/2018	1,086,870

	Royal Oak Hospital Finance Authority, William Beaumont Hospital
3,000	8.000%, 09/01/2029	3,368,640
11,665	Total Michigan	12,012,740
	Minnesota – 3.2%

	Cuyuna Range Hospital District
1,000	5.200%, 06/01/2025	908,640

	Minneapolis Health Care System, Fairview Health Services, Series A
3,000	6.625%, 11/15/2028	3,225,180

	Minneapolis, Mozaic Parking Project, Series A
1,000	8.500%, 01/01/2041	1,006,990

	Minnesota Agricultural & Economic Development Board, Health Care System, Fairview Health Services, Series A
95	6.375%, 11/15/2029	95,300

	Monticello-Big Lake Community Hospital District, Health Care Facilities, Series C
2,995	6.200%, 12/01/2022	2,854,565

	Northern Municipal Power Agency, Series A1
1,000	5.000%, 01/01/2019	1,109,350

	Shakopee Health Care Facilities, St. Francis Regional Medical Center
1,000	5.250%, 09/01/2034	912,210

	St. Paul Housing & Redevelopment Hospital Authority, HealthEast Project
2,000	6.000%, 11/15/2025	1,860,560
2,000	6.000%, 11/15/2030	1,750,240
14,090	Total Minnesota	13,723,035
	Missouri – 0.8%

	Bi-State Development Agency, Missouri-Illinois Metropolitan District, St. Clair County Metrolink Project (AGM)
3,185	5.250%, 07/01/2027	3,379,795
	Montana – 1.1%

	Forsyth Pollution Control, Northwestern Corporation (AMBAC)
2,500	4.650%, 08/01/2023	2,576,550

	Montana Facility Finance Authority, Senior Living, St. John’s Lutheran Ministries Project, Series A
2,500	6.125%, 05/15/2036	2,087,675
5,000	Total Montana	4,664,225
	Nebraska – 1.1%

	Nebraska Public Power District, Series B
2,750	5.000%, 01/01/2020	3,031,270

	Washington County Wastewater Facilities, Cargill Incorporated Project (AMT)
1,700	5.900%, 11/01/2027	1,724,820
4,450	Total Nebraska	4,756,090
	Nevada – 1.2%

	Carson City Hospital, Carson-Tahoe Hospital
2,740	5.750%, 09/01/2031	2,498,140
	Carson City Hospital, Carson-Tahoe Hospital (Pre-refunded 09/01/2012)
2,260	5.750%, 09/01/2031	2,432,235

	Clark County Industrial Development, Southwest Gas Corporation Project, Series A (AMT) (FGIC)	65,494
80	4.750%, 09/01/2036
5,080	Total Nevada	4,995,869

Nuveen Investments	53

Portfolio of Investments

Nuveen Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	New Hampshire – 0.5%

	New Hampshire Health & Educational Facilities Authority, Covenant Health
$1,250	5.375%, 07/01/2024	$1,250,975

	New Hampshire Health & Educational Facilities Authority, Speare Memorial Hospital
800	5.875%, 07/01/2034	735,984
2,050	Total New Hampshire	1,986,959
	New York – 0.4%

	Troy Capital Resource, Rensselaer Polytechnic Institute Project, Series B
1,400	5.000%, 09/01/2020	1,525,916
	North Carolina – 1.3%

	North Carolina Medical Care Community Health Care Facilities, 1st Mortgage Presbyterian, Series B
1,500	5.200%, 10/01/2021	1,394,730

	North Carolina, Public Improvement, Series A (Pre-refunded 03/01/2015)
3,765	5.000%, 03/01/2021	4,315,707
5,265	Total North Carolina	5,710,437
	North Dakota – 0.3%

	West Fargo, Series A (AGC)
550	4.000%, 05/01/2017	567,556
540	4.000%, 05/01/2018	553,786
1,090	Total North Dakota	1,121,342
	Ohio – 1.3%

	Lake County Hospital Facilities, Lake Hospital System, Series C
3,250	5.625%, 08/15/2029	3,077,458

	Miami County Hospital Facilities, Refunding & Improvement, Upper Valley Medical Center
1,000	5.250%, 05/15/2026	978,210

	Ohio Higher Educational Facility, Baldwin-Wallace College Project
1,540	5.250%, 12/01/2019	1,648,924
5,790	Total Ohio	5,704,592
	Oregon – 2.5%

	Oregon Facilities Authority, Reed College Project, Series A
3,890	5.125%, 07/01/2041	3,975,697

	Portland Airport, Portland International (AMT)
7,155	5.000%, 07/01/2027	7,026,138
11,045	Total Oregon	11,001,835
	Pennsylvania – 3.4%

	Delaware County Authority College, Neumann College
1,000	6.125%, 10/01/2034	976,270

	Erie County Industrial Development Authority, International Paper Company Project, Series A (AMT)
1,350	5.000%, 11/01/2018	1,345,828

	Pennsylvania Economic Development Authority, Allegheny Energy Supply
5,000	7.000%, 07/15/2039	5,245,550

	Philadelphia
2,380	6.500%, 08/01/2041	2,477,866

	Philadelphia Gas Works, Ninth Series
2,000	5.000%, 08/01/2030	1,929,140

	State Public School Building Authority, Delaware County Community College Project (AGM)
1,600	5.000%, 10/01/2024	1,682,224

	Westmoreland County Industrial Development Authority, Redstone Retirement Community, Series A
1,200	5.750%, 01/01/2026	1,033,572
14,530	Total Pennsylvania	14,690,450

54	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Puerto Rico – 2.3%

	Puerto Rico Commonwealth, Series A
$550	5.000%, 07/01/2027	$512,380

	Puerto Rico Electric Power Authority, Series VV (NATL)
10,000	5.250%, 07/01/2029	9,515,700
10,550	Total Puerto Rico	10,028,080
	South Carolina – 1.1%

	Georgetown County Environmental Improvement, International Paper, Series A (AMT)
700	5.550%, 12/01/2029	675,199

	South Carolina Infrastructure, Series A
3,000	3.000%, 10/01/2024	2,825,610

	South Carolina Jobs Economic Development Authority, Palmetto Health Alliance Series A
1,250	6.125%, 08/01/2023	1,263,888

	South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series C, (Pre-refunded 08/01/2013)
135	6.375%, 08/01/2034	151,860
5,085	Total South Carolina	4,916,557
	South Dakota – 4.0%

	Rapid City Airport, Series A
1,000	7.000%, 12/01/2035	1,025,500

	Rapid City Airport, Recovery Zone, Series B
2,500	7.000%, 12/01/2030	2,519,500

	Sioux Falls Health Facilities, Dow Rummel Village Project, Series A (Pre-refunded 11/15/2012)
2,270	6.625%, 11/15/2023	2,457,139

	South Dakota Economic Development Finance Authority, Pooled Loan Program - Davis Family, Series 4A (AMT)
1,400	6.000%, 04/01/2029	1,409,408

	South Dakota Economic Development Finance Authority, Pooled Loan Program - Spearfish Forest, Series A (AMT)
2,000	5.875%, 04/01/2028	2,020,280

	South Dakota Health & Educational Facilities Authority, Vocational Education Program (AGC)
6,750	5.500%, 08/01/2038	6,866,437

	South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
1,250	5.000%, 09/01/2031	1,128,625
17,170	Total South Dakota	17,426,889
	Tennessee – 1.9%

	Claiborne County Industrial Development Board, Lincoln Memorial University Project
3,000	6.625%, 10/01/2039	3,022,860

	Johnson City Health & Educational Facilities Board, Mountain States Health, Series A (Pre-refunded 07/01/2012)
2,500	7.500%, 07/01/2033	2,734,325

	Shelby County
1,000	5.000%, 04/01/2020	1,152,250

	Shelby County Health, Educational, & Housing Facility Board, Methodist Healthcare (Pre-refunded 09/01/2012)
1,125	6.500%, 09/01/2021	1,211,063
7,625	Total Tennessee	8,120,498
	Texas – 15.0%

	Abilene Health Facilities Development, Sears Methodist Retirement Project
455	5.875%, 11/15/2018	388,384
	Abilene Health Facilities Development, Sears Methodist Retirement Project, Series A
2,280	5.875%, 11/15/2018	1,946,185

Nuveen Investments	55

Portfolio of Investments

Nuveen Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Texas (continued)

	Brazos County Health Facilities, Franciscan Services Corporation, St. Joseph Regional
$3,635	5.000%, 01/01/2023	$3,574,841

	Bryan Electric System
3,500	5.000%, 07/01/2019	3,855,320

	Crawford Education Facilities, University of St. Thomas Project
1,300	5.250%, 10/01/2022	1,262,989
1,750	5.375%, 10/01/2027	1,631,472

	Fort Bend Independent School District, (ETM) (PSFG)
500	5.000%, 02/15/2014	557,765

	Harris County Health Facilities Development Corporation, Memorial Hermann Healthcare System, Series B
2,000	7.250%, 12/01/2035	2,175,860

	Harrison County Health Facilities, Good Shepherd Health Systems
3,000	5.250%, 07/01/2028	2,606,730

	Humble Independent School District, Series A (AGC)
2,635	5.250%, 02/15/2022	2,969,065

	Klein Independent School District, Series A (PSFG)
2,285	5.000%, 08/01/2023	2,604,649

	Lubbock Educational Facilities Authority, Lubbock Christian University
1,000	5.125%, 11/01/2027	915,990
2,500	5.250%, 11/01/2037	2,143,825

	North Texas Tollway Authority, Series C, Convertible CABs
5,440	0.000% through 09/01/2021, thereafter 6.750%, 09/01/2045 g	2,944,400

	North Texas Tollway Authority, First Tier, Series E3, Mandatory Put 01/01/2016 @ 100
4,500	5.750%, 01/01/2038	5,022,045

	Port Houston Authority, Harris County, Series D1
2,000	5.000%, 10/01/2030	2,109,840

	Red River Authority Sewer & Solid Waste Disposal, Excel Corporation Project (AMT)
3,775	6.100%, 02/01/2022	3,823,999

	San Antonio Electric & Gas
4,000	5.000%, 02/01/2025	4,311,320

	San Antonio Electric & Gas, Series A
10,000	5.250%, 02/01/2025	11,002,900

	San Marcos Certificates of Obligation (AGM)
1,000	5.000%, 08/15/2025	1,048,240
1,000	5.000%, 08/15/2027	1,035,110

	San Marcos Waterworks & Waste Water Systems (AGM)
1,000	5.000%, 08/15/2026	1,035,670

	Tarrant County Cultural Education Retirement Facility, Northwest Senior Housing, Edgemere Project, Series A
1,600	6.000%, 11/15/2026	1,520,896

	Travis County Health Facilities, Querencia Barton Creek Project
1,300	5.500%, 11/15/2025	1,119,534
4,100	5.650%, 11/15/2035	3,287,708
66,555	Total Texas	64,894,737
	Utah – 1.0%

	Intermountain Power Agency, Utah Power Supply, Series A (AMBAC)
365	6.500%, 07/01/2011	368,811

	Intermountain Power Agency, Utah Power Supply, Series A, (ETM) (AMBAC)
635	6.500%, 07/01/2011	641,845

	Utah Charter School Finance, George Washington Academy, Series A
3,520	8.000%, 07/15/2041	3,499,478
4,520	Total Utah	4,510,134

56	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Vermont – 0.4%

	Vermont Economic Development Authority, Wake Robin Corporation Project, Series A
$1,000	5.250%, 05/01/2026	$854,780

	Vermont Educational & Health Buildings, Vermont Law School Project, Series A
1,000	6.250%, 01/01/2033	1,000,610
2,000	Total Vermont	1,855,390
	Virginia – 0.2%

	Arlington County Industrial Development Authority, Berkeley Apartments (AMT) (FNMA)
1,000	5.850%, 12/01/2020	1,021,270
	Washington - 2.5%

	Energy Northwest Washington Electric, Project 3, Series A
2,500	5.000%, 07/01/2018	2,914,400

	Washington Health Care Facilities Authority, Central Washington Health Services
2,000	6.250%, 07/01/2024	2,068,900
2,000	7.000%, 07/01/2039	2,023,260

	Washington Higher Education Facilities Authority, Whitworth University Project
3,000	5.375%, 10/01/2029	2,866,500

	Washington Public Power Supply System, Nuclear Project #3, Series B
600	7.125%, 07/01/2016	752,544
10,100	Total Washington	10,625,604
	Wisconsin – 2.3%

	Oneida Tribe of Indians, Retail Sales Revenue
2,500	6.500%, 02/01/2031	2,603,175

	Wisconsin Health & Educational Facilities Authority, Beaver Dam Community Hospitals, Series A
2,000	6.750%, 08/15/2034	1,917,240

	Wisconsin Health & Educational Facilities Authority, Beloit College, Series A
1,225	6.125%, 06/01/2039	1,129,916

	Wisconsin Health & Educational Facilities Authority, Children’s Hospital of Wisconsin
2,000	5.250%, 08/15/2024	2,078,380

	Wisconsin Health & Educational Facilities Authority, Eastcastle Place Incorporated Project
1,000	6.000%, 12/01/2024	797,270

	Wisconsin Health & Educational Facilities Authority, New Castle Place Project, Series A
2,000	7.000%, 12/01/2031	1,598,100
10,725	Total Wisconsin	10,124,081
	Wyoming – 1.6%

	Natrona County Hospital, Wyoming Medical Center Project
2,250	6.350%, 09/15/2031	2,287,733

	Teton County Hospital District, St. John’s Medical Center
2,100	6.750%, 12/01/2022	2,084,859

	West Park Hospital District, West Park Hospital Project, Series A
2,650	7.000%, 06/01/2040	2,666,880
7,000	Total Wyoming	7,039,472
$446,298	Total Municipal Bonds (cost $426,703,715)	423,964,070

Shares	Description ▲	Value
	Short-Term Investments – 0.6%

	Money Market Funds – 0.6%

2,711,542	First American Tax Free Obligations Fund, Class Z, 0.053% Ω	2,711,542
	Total Short-Term Investments (cost $2,711,542)	2,711,542
	Total Investments – 98.8% (cost $429,415,257)	426,675,612
	Other Assets Less Liabilities – 1.2%	5,058,670
	Net Assets – 100.0%	$431,734,282

Nuveen Investments	57

Portfolio of Investments

Nuveen Tax Free Fund (continued)

April 30, 2011

▲	All percentages shown in the Portfolio of Investments are based on net assets.

Convertible Capital Appreciation Bonds (Convertible CABs) initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semi-annual basis until final maturity.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

(ETM)	Escrowed to maturity.

58	Nuveen Investments

Statement of Assets and Liabilities

April 30, 2011 (all dollars and shares are rounded to thousands (000), except for per share data)

	Intermediate Tax Free	Short Tax Free	Tax Free
Assets
Investments, at value (cost $707,207, $278,826 and $429,415, respectively)	$730,318	$282,572	$426,676
Receivables:
Interest	10,152	3,104	7,017
Shares sold	559	82	120
Other assets	5	6	5
Total assets	741,034	285,764	433,818
Liabilities
Payables:
Dividends	2,124	425	1,383
Investments purchased	561	—	—
Shares redeemed	439	42	374
Accrued expenses:
Management fees	397	120	221
12b-1 distribution and service fees	10	1	10
Other	125	39	96
Total liabilities	3,656	627	2,084
Net assets	$737,378	$285,137	$431,734
Class A Shares
Net assets	$59,548	$7,790	$44,625
Shares outstanding	5,535	780	4,312
Net asset value per share	$10.76	$9.98	$10.35
Offering price per share (net asset value per share plus maximum sales charge of 3.00%, 2.50% and 4.20%, respectively, of offering price)	$11.09	$10.24	$10.80
Class C1 Shares(1)
Net assets	$3,781	N/A	$5,654
Shares outstanding	350	N/A	549
Net asset value and offering price per share	$10.81	N/A	$10.29
Class I Shares(1)
Net assets	$674,049	$277,347	$381,455
Shares outstanding	62,835	27,792	36,837
Net asset value and offering price per share	$10.73	$9.98	$10.36
Net Assets Consist of:
Capital paid-in	$713,624	$281,674	$446,304
Undistributed (Over-distribution of) net investment income	239	522	410
Accumulated net realized gain (loss)	404	(805)	(12,241)
Net unrealized appreciation (depreciation)	23,111	3,746	(2,739)
Net assets	$737,378	$285,137	$431,734
Authorized shares	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001
N/A	- Short Tax Free does not offer Class C1 Shares.
(1)	- Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of Operations (all dollars are rounded to thousands (000))

	Intermediate Tax Free		Short Tax Free		Tax Free
	Ten Months Ended 4/30/11	Year Ended 6/30/10	Ten Months Ended 4/30/11	Year Ended 6/30/10	Ten Months Ended 4/30/11	Year Ended 6/30/10
Investment Income
Interest and dividends from non-affiliated investments	$30,399	$35,115	$6,751	$6,735	$20,618	$25,384
Interest and dividends from affiliated investments	2	9	2	8	3	15
Total investment income	30,401	35,124	6,753	6,743	20,621	25,399
Expenses
Management fees	3,431	3,696	1,235	1,324	2,139	2,325
12b-1 service fees – Class A	108	116	17	16	91	104
12b-1 distribution and service fees – Class C1(1)	19	3	N/A	N/A	33	30
Administration fees	962	1,677	382	607	617	1,057
Shareholders’ servicing agent fees and expenses	90	75	51	60	78	80
Custodian’s fees and expenses	36	37	17	13	24	23
Directors’ fees and expenses	22	31	18	31	19	31
Professional fees	18	51	19	50	19	50
Shareholders’ reports – printing and mailing expenses	51	26	20	8	35	13
Federal and state registration fees	51	46	33	28	53	37
Other expenses	19	24	14	21	17	25
Total expenses before expense reimbursements	4,807	5,782	1,806	2,158	3,125	3,775
Expense reimbursement	(315)	(598)	(321)	(584)	(285)	(485)
Expense reimbursement from regulatory settlement	(11)	—	—	—	(98)	—
Net expenses	4,481	5,184	1,485	1,574	2,742	3,290
Net investment income (loss)	25,920	29,940	5,268	5,169	17,879	22,109
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from
investments	729	1,318	631	2,406	(5,413)	801
Change in net unrealized appreciation (depreciation) of investments	(11,689)	27,550	(1,305)	2,992	(8,937)	41,451
Net realized and unrealized gain (loss)	(10,960)	28,868	(674)	5,398	(14,350)	42,252
Net increase (decrease) in net assets from operations	$14,960	$58,808	$4,594	$10,567	$3,529	$64,361
N/A	– Short Tax Free does not offer Class C1 Shares.
(1)	– Effective January 18, 2011, Class C Shares were renamed Class C1 Shares.

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of Changes in Net Assets (all dollars are rounded to thousands (000))

	Intermediate Tax Free
	Ten Months Ended 4/30/11	Year Ended 6/30/10	Year Ended 6/30/09
Operations
Net investment income (loss)	$25,920	$29,940	$28,489
Net realized gain (loss) from:
Investments	729	1,318	(457)
Futures	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(11,689)	27,550	(2,077)
Futures	—	—	—
Net increase (decrease) in net assets from operations	14,960	58,808	25,955
Distributions to Shareholders
From net investment income:
Class A	(1,957)	(1,856)	(1,243)
Class C1(1)	(93)	(16)	—
Class I(1)	(23,353)	(27,974)	(28,122)
From accumulated net realized gains:
Class A	(54)	—	(22)
Class C1(1)	(4)	—	—
Class I(1)	(639)	—	(483)
Decrease in net assets from distributions to shareholders	(26,100)	(29,846)	(29,870)
Fund Share Transactions
Proceeds from sale of shares	152,863	216,095	187,179
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,355	3,479	3,565
	156,218	219,574	190,744
Cost of shares redeemed	(185,242)	(148,406)	(167,791)
Net increase (decrease) in net assets from Fund share transactions	(29,024)	71,168	22,953
Net increase (decrease) in net assets	(40,164)	100,130	19,038
Net assets at the beginning of period	777,542	677,412	658,374
Net assets at end of period	$737,378	$777,542	$677,412
Undistributed (Over-distribution of) net investment income at the end of period	$239	$(278)	$(372)

   (1) – Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Changes in Net Assets (continued) (all dollars are rounded to thousands (000))

	Short Tax Free
	Ten Months Ended 4/30/11	Year Ended 6/30/10	Year Ended 6/30/09
Operations
Net investment income (loss)	$5,268	$5,169	$4,528
Net realized gain (loss) from:
Investments	631	2,406	34
Futures	—	—	(2,092)
Change in net unrealized appreciation (depreciation) of:
Investments	(1,305)	2,992	2,012
Futures	—	—	70
Net increase (decrease) in net assets from operations	4,594	10,567	4,552
Distributions to Shareholders
From net investment income:
Class A	(122)	(116)	(68)
Class C1(1)	N/A	N/A	N/A
Class I(1)	(4,618)	(5,052)	(4,419)
From accumulated net realized gains:
Class A	—	—	—
Class C1(1)	N/A	N/A	N/A
Class I(1)	—	—	—
Decrease in net assets from distributions to shareholders	(4,740)	(5,168)	(4,487)
Fund Share Transactions
Proceeds from sale of shares	146,465	260,317	101,444
Proceeds from shares issued to shareholders due to reinvestment of distributions	338	381	265
	146,803	260,698	101,709
Cost of shares redeemed	(179,471)	(130,472)	(65,741)
Net increase (decrease) in net assets from Fund share transactions	(32,668)	130,226	35,968
Net increase (decrease) in net assets	(32,814)	135,625	36,033
Net assets at the beginning of period	317,951	182,326	146,293
Net assets at end of period	$285,137	$317,951	$182,326
Undistributed (Over-distribution of) net investment income at the end of period	$522	$(6)	$(7)
N/A	– Short Tax Free does not offer Class C1 Shares.
(1)	– Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

62	Nuveen Investments

	Tax Free
	Ten Months Ended 4/30/11	Year Ended 6/30/10	Year Ended 6/30/09
Operations
Net investment income (loss)	$17,879	$22,109	$21,396
Net realized gain (loss) from:
Investments	(5,413)	801	(5,558)
Futures	—	—	(676)
Change in net unrealized appreciation (depreciation) of:
Investments	(8,937)	41,451	(24,517)
Futures	—	—	—
Net increase (decrease) in net assets from operations	3,529	64,361	(9,355)
Distributions to Shareholders
From net investment income:
Class A	(1,641)	(1,996)	(1,662)
Class C1(1)	(181)	(193)	(138)
Class I(1)	(15,255)	(20,293)	(19,833)
From accumulated net realized gains:
Class A	—	—	(51)
Class C1(1)	—	—	(5)
Class I(1)	—	—	(587)
Decrease in net assets from distributions to shareholders	(17,077)	(22,482)	(22,276)
Fund Share Transactions
Proceeds from sale of shares	79,316	122,455	106,010
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,797	2,262	2,020
	81,113	124,717	108,030
Cost of shares redeemed	(131,631)	(90,562)	(144,068)
Net increase (decrease) in net assets from Fund share transactions	(50,518)	34,155	(36,038)
Net increase (decrease) in net assets	(64,066)	76,034	(67,669)
Net assets at the beginning of period	495,800	419,766	487,435
Net assets at end of period	$431,734	$495,800	$419,766
Undistributed (Over-distribution of) net investment income at the end of period	$410	$(391)	$(9)
(1)	– Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE TAX FREE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
CLASS A (12/87)
Year Ended 4/30
2011(e)	$10.90	$.36	$(.14)	$.22	$(.35)	$(.01)	$(.36)	$10.76	2.00%
Year Ended 6/30
2010	10.46	.43	.44	.87	(.43)	—	(.43)	10.90	8.42
2009	10.51	.45	(.03)	.42	(.46)	(.01)	(.47)	10.46	4.09
2008	10.63	.44	(.09)	.35	(.43)	(.04)	(.47)	10.51	3.33
2007	10.63	.44	.01	.45	(.44)	(.01)	(.45)	10.63	4.27
2006(f)	10.92	.32	(.26)	.06	(.32)	(.03)	(.35)	10.63	.56
Year Ended 9/30
2005	11.18	.44	(.19)	.25	(.45)	(.06)	(.51)	10.92	2.31
CLASS C1 (10/09)(g)
Year Ended 4/30
2011(e)	10.94	.31	(.13)	.18	(.30)	(.01)	(.31)	10.81	1.61
Year Ended 6/30
2010(h)	10.76	.25	.18	.43	(.25)	—	(.25)	10.94	4.05
CLASS I (2/94)(g)
Year Ended 4/30
2011(e)	10.87	.36	(.14)	.22	(.35)	(.01)	(.36)	10.73	2.08
Year Ended 6/30
2010	10.43	.44	.44	.88	(.44)	—	(.44)	10.87	8.50
2009	10.49	.45	(.04)	.41	(.46)	(.01)	(.47)	10.43	4.05
2008	10.61	.44	(.08)	.36	(.44)	(.04)	(.48)	10.49	3.41
2007	10.61	.45	.01	.46	(.45)	(.01)	(.46)	10.61	4.43
2006(f)	10.90	.33	(.26)	.07	(.33)	(.03)	(.36)	10.61	.67
Year Ended 9/30
2005	11.16	.46	(.19)	.27	(.47)	(.06)	(.53)	10.90	2.47

64	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$59,548	.91	%*	3.78	%*	.72	%*	3.96	%*	9%

59,606	1.02		3.74		.75		4.01		10
35,017	1.02		4.02		.75		4.29		13
27,554	1.02		3.85		.77		4.10		19
29,687	1.02		3.91		.85		4.08		27
32,521	1.05	*	3.75	*	.85	*	3.95	*	15

34,658	1.05		3.78		.85		3.98		15

3,781	1.34	*	3.38	*	1.31	*	3.41	*	9

1,484	1.42	*	3.37	*	1.35	*	3.44	*	10

674,049	.70	*	3.98	*	.66	*	4.02	*	9

716,452	.77		3.98		.70		4.05		10
642,395	.77		4.27		.70		4.34		13
630,820	.77		4.10		.70		4.17		19
554,618	.77		4.16		.70		4.23		27
596,306	.80	*	4.00	*	.70	*	4.10	*	15

641,141	.80		4.03		.70		4.13		15
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the ten months ended April 30, 2011.
(f)	For the nine months ended June 30, 2006.
(g)	Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.
(h)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SHORT TAX FREE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
CLASS A (10/02)
Year Ended 4/30
2011(e)	$9.98	$.16	$(.02)	$.14	$(.14)	$—	$(.14)	$9.98	1.41%
Year Ended 6/30
2010	9.74	.20	.22	.42	(.18)	—	(.18)	9.98	4.38
2009	9.79	.28	(.07)	.21	(.26)	—	(.26)	9.74	2.17
2008	9.70	.30	.10	.40	(.31)	—	(.31)	9.79	4.17
2007	9.68	.28	.03	.31	(.29)	—	(.29)	9.70	3.22
2006(f)	9.78	.19	(.09)	.10	(.20)	—	(.20)	9.68	1.02
Year Ended 9/30
2005	9.96	.24	(.17)	.07	(.25)	—	(.25)	9.78	.83
CLASS I (10/02)(g)
Year Ended 4/30
2011(e)	9.98	.17	(.02)	.15	(.15)	—	(.15)	9.98	1.54
Year Ended 6/30
2010	9.74	.20	.24	.44	(.20)	—	(.20)	9.98	4.53
2009	9.79	.27	(.05)	.22	(.27)	—	(.27)	9.74	2.32
2008	9.70	.31	.10	.41	(.32)	—	(.32)	9.79	4.33
2007	9.68	.31	.01	.32	(.30)	—	(.30)	9.70	3.37
2006(f)	9.78	.21	(.10)	.11	(.21)	—	(.21)	9.68	1.13
Year Ended 9/30
2005	9.96	.26	(.18)	.08	(.26)	—	(.26)	9.78	.67

66	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$7,790	.89	%*	1.73	%*	.71	%*	1.91	%*	21%

7,168	1.06		1.49		.74		1.81		45
3,376	1.11		2.35		.75		2.71		70
2,308	1.11		2.69		.75		3.05		58
2,410	1.08		2.61		.75		2.94		57
3,321	1.08	*	2.32	*	.75	*	2.65	*	22

4,103	1.06		2.15		.75		2.46		37

277,347	.67	*	1.94	*	.55	*	2.06	*	21

310,783	.81		1.74		.59		1.96		45
178,950	.86		2.58		.60		2.84		70
143,985	.86		2.94		.60		3.20		58
161,468	.83		2.86		.60		3.09		57
235,900	.83	*	2.57	*	.60	*	2.80	*	22

329,647	.81		2.41		.60		2.62		37
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the ten months ended April 30, 2011.
(f)	For the nine months ended June 30, 2006.
(g)	Effective January 18, 2011, Class Y Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TAX FREE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)	Net Realized/ Unrealized Gain (Loss)(a)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
CLASS A (11/96)
Year Ended 4/30
2011(e)	$10.61	$.39	$(.29)	$.10	$(.36)	$—	$(.36)	$10.35	0.98%
Year Ended 6/30
2010	9.65	.49	.97	1.46	(.50)	—	(.50)	10.61	15.32
2009	10.26	.48	(.59)	(.11)	(.48)	(.02)	(.50)	9.65	(.80)
2008	10.77	.45	(.46)	(.01)	(.44)	(.06)	(.50)	10.26	(.05)
2007	10.86	.45	—	.45	(.45)	(.09)	(.54)	10.77	4.16
2006(f)	11.10	.35	(.20)	.15	(.35)	(.04)	(.39)	10.86	1.37
Year Ended
2005	11.18	.47	.03	.50	(.47)	(.11)	(.58)	11.10	4.51
CLASS C1 (9/01)(g)
Year Ended 4/30
2011(e)	10.56	.33	(.28)	.05	(.32)	—	(.32)	10.29	0.43
Year Ended 6/30
2010	9.61	.43	.96	1.39	(.44)	—	(.44)	10.56	14.60
2009	10.21	.42	(.57)	(.15)	(.43)	(.02)	(.45)	9.61	(1.30)
2008	10.72	.39	(.45)	(.06)	(.39)	(.06)	(.45)	10.21	(.61)
2007	10.81	.40	.01	.41	(.41)	(.09)	(.50)	10.72	3.76
2006(f)	11.05	.32	(.20)	.12	(.32)	(.04)	(.36)	10.81	1.06
Year Ended
2005	11.13	.42	.03	.45	(.42)	(.11)	(.53)	11.05	4.13
CLASS I (11/96)(g)
Year Ended 4/30
2011(e)	10.62	.39	(.28)	.11	(.37)	—	(.37)	10.36	1.07
Year Ended 6/30
2010	9.66	.49	.97	1.46	(.50)	—	(.50)	10.62	15.36
2009	10.27	.49	(.59)	(.10)	(.49)	(.02)	(.51)	9.66	(.75)
2008	10.78	.46	(.46)	—	(.45)	(.06)	(.51)	10.27	.04
2007	10.87	.48	—	.48	(.48)	(.09)	(.57)	10.78	4.42
2006(f)	11.11	.37	(.20)	.17	(.37)	(.04)	(.41)	10.87	1.57
Year Ended
2005	11.19	.50	.02	.52	(.49)	(.11)	(.60)	11.11	4.77

68	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$44,625	.95	%*	4.18	%*	.70	%*	4.43	%*	30%

45,885	1.04		4.41		.75		4.70		25
35,276	1.04		4.78		.75		5.07		34
35,557	1.02		4.04		.78		4.28		52
37,760	1.03		4.00		.95		4.08		31
36,519	1.06	*	4.17	*	.95	*	4.28	*	13

38,205	1.06		4.09		.95		4.20		8

5,654	1.37	*	3.76	*	1.29	*	3.83	*	30

5,698	1.44		4.00		1.35		4.09		25
3,442	1.44		4.39		1.35		4.48		34
3,104	1.43		3.64		1.35		3.72		52
2,495	1.51		3.51		1.35		3.67		31
2,210	1.81	*	3.41	*	1.35	*	3.87	*	13

2,712	1.81		3.34		1.35		3.80		8

381,455	.72	*	4.39	*	.64	*	4.47	*	30

444,217	.79		4.68		.70		4.77		25
381,048	.79		5.01		.70		5.10		34
448,774	.78		4.28		.70		4.36		52
539,360	.78		4.24		.70		4.32		31
455,910	.81	*	4.42	*	.70	*	4.53	*	13

436,303	.81		4.34		.70		4.45		8
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the ten months April 30, 2011.
(f)	For the nine months ended June 30, 2006.
(g)	Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	69

Notes to Financial Statements (all dollars and shares are rounded to thousands (000))

1. General Information and Significant Accounting Policies

General Information

On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (“FAF Advisors”), entered into an agreement to sell a portion of FAF Advisors’ asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was the part of FAF Advisors’ asset management business that advises the funds included in this report. The sale closed on December 31, 2010 (the “Sale”).

In connection with the Sale, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. Effective January 1, 2011, the funds’ adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the funds’ sub-adviser, and the funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the funds from each fund’s management fee.

There was no change in the funds’ investment objectives or policies as a result of the sale. The sale did result in a change to each fund’s name effective January 1, 2011.

The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen. Effective April 30, 2011, Nuveen Investments, LLC changed its name to Nuveen Securities, LLC.

First American Investment Funds, Inc. known as Nuveen Investment Funds, Inc. effective April 4, 2011 (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Intermediate Tax Free Fund (“Intermediate Tax Free”), formerly known as First American Intermediate Tax Free Fund, Nuveen Short Tax Free Fund (“Short Tax Free”), formerly known as First American Short Tax Free Fund and Nuveen Tax Free Fund (“Tax Free”), formerly known as First American Tax Free Fund (each a “Fund” and collectively, the “Funds”), among others.

Intermediate Tax Free’s and Short Tax Free’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital. Tax Free’s investment objective is to provide maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.

Under normal market conditions, as a fundamental policy, each Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Each Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. Each Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies, and principal risks.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

During the current fiscal period, the Funds’ Board of Directors approved a change in the Funds’ fiscal and tax year ends from June 30 to April 30.

Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares. Class C1 Shares are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Investments in open-end funds are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

70	Nuveen Investments

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2011, the Funds had no such outstanding purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Interest income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as the Fund) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in

Nuveen Investments	71

Notes to Financial Statements (continued) (all dollars and shares are rounded to thousands (000))

most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Interest from unaffiliated investments” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the ten months ended April 30, 2011, the Funds did not invest in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not enter into futures contracts during the ten months ended April 30, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a predetermined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference

72	Nuveen Investments

between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Interfund Lending Program

During the period July 1, 2010 through December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the period July 1, 2010 through December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2011:

Intermediate Tax Free	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$728,396	$—	$728,396
Short-Term Investments	1,922	—	—	1,922
Total	$1,922	$728,396	$—	$730,318

Short Tax Free	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$220,784	$—	$220,784
Short-Term Investments	5,448	56,340	—	61,788
Total	$5,448	$277,124	$—	$282,572

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Notes to Financial Statements (continued) (all dollars and shares are rounded to thousands (000))

Tax Free	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$423,964	$—	$423,964
Short-Term Investments	2,712	—	—	2,712
Total	$2,712	$423,964	$—	$426,676

During the ten months ended April 30, 2011, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the ten months ended April 30, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Intermediate Tax Free
	Ten Months Ended 4/30/11		Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,844	$20,009	2,980	$32,251	1,244	$12,873
Class C1(1)	677	3,003	151	1,645	—	—
Class I(1)	11,985	129,851	16,900	182,199	16,958	174,306
Shares issued to shareholders due to reinvestment of distributions:
Class A	128	1,394	115	1,253	87	899
Class C1(1)	5	59	1	10	—	—
Class I(1)	176	1,902	206	2,216	258	2,666
	14,815	156,218	20,353	219,574	18,547	190,744
Shares redeemed:
Class A	(1,907)	(20,618)	(975)	(10,578)	(604)	(6,277)
Class C1(1)	(468)	(662)	(16)	(178)	—	—
Class I(1)	(15,239)	(163,962)	(12,763)	(137,650)	(15,803)	(161,514)
	(17,614)	(185,242)	(13,754)	(148,406)	(16,407)	(167,791)
Net increase (decrease)	(2,799)	$(29,024)	6,599	$71,168	2,140	$22,953

	Short Tax Free
	Ten Months Ended 4/30/11		Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	421	$4,224	414	$4,089	152	$1,472
Class I(1)	14,223	142,241	25,824	256,228	10,407	99,972
Shares issued to shareholders due to reinvestment of distributions:
Class A	7	70	6	56	5	49
Class I(1)	27	268	33	325	22	216
	14,678	146,803	26,277	260,698	10,586	101,709
Shares redeemed:
Class A	(366)	(3,639)	(49)	(486)	(46)	(435)
Class I(1)	(17,599)	(175,832)	(13,089)	(129,986)	(6,768)	(65,306)
	(17,965)	(179,471)	(13,138)	(130,472)	(6,814)	(65,741)
Net increase (decrease)	(3,287)	$(32,668)	13,139	$130,226	3,772	$35,968
(1)	– Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

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	Tax Free
	Ten Months Ended 4/30/11		Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	760	$8,069	1,494	$15,621	677	$6,423
Class C1(1)	712	1,146	267	2,769	106	967
Class I(1)	6,629	70,101	10,001	104,065	10,641	98,620
Shares issued to shareholders due to reinvestment of distributions:
Class A	88	928	122	1,270	128	1,203
Class C1(1)	10	103	10	101	7	68
Class I(1)	73	766	86	891	81	749
	8,272	81,113	11,980	124,717	11,640	108,030
Shares redeemed:
Class A	(863)	(8,906)	(944)	(9,849)	(617)	(5,718)
Class C1(1)	(712)	(1,108)	(95)	(990)	(59)	(550)
Class I(1)	(11,706)	(121,617)	(7,678)	(79,723)	(14,997)	(137,800)
	(13,281)	(131,631)	(8,717)	(90,562)	(15,673)	(144,068)
Net increase (decrease)	(5,009)	$(50,518)	3,263	$34,155	(4,033)	$(36,038)
(1)	– Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, when applicable) during the ten months ended April 30, 2011, were as follows:

	Intermediate Tax Free	Short Tax Free	Tax Free
Purchases	$64,736	$60,319	$137,730
Sales and maturities	65,876	46,745	165,479

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2011 the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Intermediate Tax Free	Short Tax Free	Tax Free
Cost of investments	$707,207	$278,826	$429,411
Gross unrealized:
Appreciation	$31,307	$5,043	$12,292
Depreciation	(8,196)	(1,297)	(15,027)
Net unrealized appreciation (depreciation) of investments	$23,111	$3,746	$(2,735)

Permanent differences, primarily due to tax equalization, resulted in reclassifications among the Funds’ components of net assets at April 30, 2011, the Funds’ tax year-end, as follows:

	Intermediate Tax Free	Short Tax Free	Tax Free
Capital paid-in	$118	$—	$—
Undistributed (Over-distribution of) net investment income	—	—	—
Accumulated net realized gain (loss)	(118)	—	—

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Notes to Financial Statements (continued) (all dollars and shares are rounded to thousands (000))

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2011, the Funds’ tax year end, were as follows:

	Intermediate Tax Free	Short Tax Free	Tax Free
Undistributed net tax-exempt income*	$2,660	$989	$1,723
Undistributed net ordinary income**	—	8	246
Undistributed net long-term capital gains	404	—	—
*	Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2011 through April 30, 2011 and paid on May 2, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the ten months ended April 30, 2011, and during the tax years ended June 30, 2010 and June 30, 2009, was designated for purposes of the dividends paid deduction as follows:

Ten months ended April 30, 2011	Intermediate Tax Free	Short Tax Free	Tax Free
Distributions from net tax-exempt income***	$25,127	$4,684	$17,000
Distributions from net ordinary income**	185	37	300
Distributions from net long-term capital gains****	805	—	—

Tax year ended June 30, 2010
Distributions from net tax-exempt income	$29,070	$5,064	$21,875
Distributions from net ordinary income **	626	18	526
Distributions from net long-term gains	—	—	—

Tax year ended June 30, 2009
Distributions from net tax-exempt income	$29,152	$4,466	$21,627
Distributions from net ordinary income **	307	—	26
Distributions from net long-term gains	201	—	643
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the ten months ended April 30, 2011, as Exempt Interest Dividends.
****	The Funds designated as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the ten months ended April 30, 2011.

At April 30, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Short Tax Free	Tax Free
Expiration:
April 30, 2015	$419	$—
April 30, 2017	312	—
April 30, 2018	—	6,429
April 30, 2019	—	733
Total	$731	$7,162

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through April 30, 2011, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer post-October losses as follows:

Tax Free
Post-October capital losses	$4,686

7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees

During the period July 1, 2010 through December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors a monthly advisory fee equal, on an annual basis, to 0.50% of each Fund’s average daily net assets.

76	Nuveen Investments

Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement, each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Intermediate Tax Free Fund-Level Fee Rate	Short Tax Free Fund-Level Fee Rate	Tax Free Fund-Level Fee Rate
For the first $125 million	.4000%	.2500%	.4000%
For the next $125 million	.3875	.2375	.3875
For the next $250 million	.3750	.2250	.3750
For the next $500 million	.3625	.2125	.3625
For the next $1 billion	.3500	.2000	.3500
For net assets over $2 billion	.3250	.1750	.3250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2011, the complex-level fee rates for Intermediate Tax Free, Short Tax Free and Tax Free were .1982%, .1997% and .1989%, respectively.

The management fee compensates Nuveen Fund Advisors for the overall investment advisory and administrative services and general office facilities it provides for the Funds. Effective January 1, 2011, Nuveen Fund Advisors has entered into a sub-advisory agreement with the Sub-Adviser. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to Nuveen Fund Advisors.

During the period July 1, 2010 through December 31, 2010, the Funds may have invested in related money market funds that were series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acted as the investment advisor to both the investing Funds and the related money market funds, FAF Advisors reimbursed each investing Fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that was attributable to the assets of the investing Fund. This reimbursement, if any, is recognized as a component of “Expense Reimbursement” on the Statement of Operations and terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Nuveen Investments	77

Notes to Financial Statements (continued) (all dollars and shares are rounded to thousands (000))

During the period July 1, 2010 through December 31, 2010, FAF Advisors agreed to waive fees and reimburse other Fund expenses at least through October 31, 2010, so that total Fund operating expenses, as a percentage of each Fund’s average daily net assets, did not exceed the following amounts:

	Share Class
Fund	A	C(1)	Y(1)
Intermediate Tax Free	.75%	1.35%	.70%
Short Tax Free	.75	N/A	.60
Tax Free	.75	1.35	.70
N/A	– Not applicable; Fund did not offer Class C Shares during the six months ended December 31, 2010.
(1)	– Effective January 18, 2011, Class C shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

Effective January 1, 2011, Nuveen Fund Advisors has contractually agreed to waive fees and reimburse other Fund expenses of each Fund so that total annual Fund operating expenses, after waivers and excluding acquired Fund fees and expenses, do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Intermediate Tax Free	Short Tax Free	Tax Free
Class A	.75%	.75%	.75%
Class C1	1.35	N/A	1.35
Class I	.70	.60	.70
Expiration Date	March 31, 2012	March 31, 2012	March 31, 2012
N/A	– Short Tax Free does not offer Class C1 Shares.

Effective January 1, 2011, Nuveen Fund Advisors has also contractually agreed to reimburse Class A Share 12b-1 fees of Short Tax Free and Tax Free through March 31, 2012, to the extent necessary so that total annual fund operating expenses, after waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed .75% for Class A Shares.

During the period July 1, 2010 through December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected open-end funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2011, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select funds advised by Nuveen Fund Advisors.

Administration Fees

During the period July 1, 2010 through December 31, 2010, FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors was compensated to provide, or compensated other entities to provide, services to the Funds. These services included various legal, oversight, and administrative and accounting services. The Funds paid FAF Advisors administration fees, which were calculated daily and paid monthly, equal to the Funds’ pro rata share of an amount equal, on an annual basis, to .25% of the aggregate average daily net assets of all open-end funds in the First American Funds family up to $8 billion, .235% on the next $17 billion of the aggregate average daily net assets, .22% on the next $25 billion of the aggregate average daily net assets, and .20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator were paid from the administration fee. In addition to these fees, the Funds may have reimbursed FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

Transfer Agent Fees

USBFS serves as the Funds’ transfer agent pursuant to a transfer agent agreement with the Trust. The Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each Fund based upon the number of accounts within each Fund. In addition to these fees, the Funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

Custodian Fees

U.S. Bank serves as the custodian for the Fund pursuant to a custodian agreement with the Trust. The custodian fee charged for each Fund is equal to an annual rate of .005% of average daily net assets. All fees are computed daily and paid monthly. Interest earned on uninvested cash balances is used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Custodian fee credit” on the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the Funds’ custodian expenses.

78	Nuveen Investments

Distribution and Shareholder Servicing (12b-1) Fees

During the period July 1, 2010 through December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with the Trust. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, the Funds paid Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of .25% and .65% of the Funds’ average daily net assets attributable to Class A and Class C Shares (renamed Class C1 Shares), respectively. No distribution or shareholder servicing fees were paid by Class Y Shares (renamed Class I Shares). These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities. During the period July 1, 2010 through December 31, 2010, total distribution and shareholder servicing fees waived by Quasar for the following Funds were as follows:

Fund	Amount
Intermediate Tax Free	$31
Short Tax Free	4

Effective January 1, 2011, the Funds entered into a distribution agreement with Nuveen Investments LLC, who now serves as the Funds’ distributor. Under the new agreement, Class A Shares incur a .20% annual 12b-1 service fee. Class C1 Shares continue to incur a .40% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares will continue to not be subject to any sales charge or 12b-1 distribution or service fees. Annual distribution and service fees are based on average daily net assets.

All 12b-1 service and distribution fees collected on Class C1 Shares during the first year following a purchase were retained by Quasar and/or Nuveen Securities, LLC. to compensate for commissions advanced to financial intermediaries. During the ten months ended April 30, 2011, Quasar and/or Nuveen Securities, LLC. retained such 12b-1 fees as follows:

	Intermediate Tax Free	Short Tax Free	Tax Free
12b-1 fees retained (Unaudited)	$35	$3	$26

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the ten months ended April 30, 2011, Quasar and/or Nuveen Securities, LLC. compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Intermediate Tax Free	Short Tax Free	Tax Free
Commission advances (Unaudited)	$10	$5	$4

During the ten months ended April 30, 2011, Quasar and/or Nuveen Securities, LLC. collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Intermediate Tax Free	Short Tax Free	Tax Free
Sales charges collected (Unaudited)	$35	$6	$17
Paid to financial intermediaries (Unaudited)	32	6	16

Quasar and/or Nuveen Securities, LLC. also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Other Fees and Expenses

In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. During the period July 1, 2010 through December 31, 2010, legal fees and expenses of $7 were paid to a law firm of which an Assistant Secretary of the Funds was a partner.

Contingent Deferred Sales Charges

During the period July 1, 2010 through January 17, 2011, Class A Shares of Intermediate Tax Free and Short Tax Free were sold with an up-front sales charge of 2.25%. Class A Shares of Tax Free were sold with an up-front sales charge of 4.25%. Class C Shares (renamed Class C1 Shares) were subject to a contingent deferred sales charge (“CDSC”) of 1% for twelve months. Class Y Shares (renamed Class I Shares) had no sales charge and were offered only to qualifying institutional investors and certain other qualifying accounts.

Effective January 18, 2011, Class A Shares of the Funds are sold with an up-front sales charge of 3.00% for Intermediate Tax Free, 2.50% for Short Tax Free and 4.20% for Tax Free. Class A Share purchases of $250 or more for Short Tax Free and $1 million or more for Intermediate Tax Free and Tax Free are sold at net asset value without any sales charge. Class A Share purchases of the Funds may be subject to a CDSC if redeemed within eighteen months of purchase. Class C1 Shares are subject to a CDSC of 1% if redeemed within one year of purchase.

Nuveen Investments	79

Notes to Financial Statements (continued) (all dollars and shares are rounded to thousands (000))

Quasar and Nuveen Securities, LLC collected and retained CDSC on share redemptions during the ten months ended April 30, 2011, as follows:

	Intermediate Tax Free	Short Tax Free	Tax Free
CDSC retained (Unaudited)	$2	$—	$—

8. Regulatory Settlements

On August 23, 2010, Intermediate Tax Free and Tax Free received settlement payments from the SEC related to the BISYS Fair Fund Settlement. The settlement was paid to funds that had used BISYS from June 1999 through June 2004. The Mercantile Funds, which subsequently merged into Intermediate Tax Free and Tax Free, had used BISYS as an administrator during this period. Because the settlement was for the overcharging of expenses to these Funds, the amounts are recognized as “Expense reimbursement from regulatory settlement” on the Statement of Operations.

9. Fund Merger

Effective after the close of business on January 29, 2010, Tax Free Fund acquired the assets and assumed the liabilities of First American Arizona Tax Free Fund (“Arizona Tax Free”). Tax Free Fund was deemed to be the accounting survivor in the merger. Shareholders of Arizona Tax Free approved the merger on January 22, 2010.

The merger was accomplished by tax free exchanges as detailed below:

	Share Class
Tax Free	Class A	Class C	Class Y	Total
Net assets of Arizona Tax Free	$6,036	$1,500	$13,894	$21,430
Arizona Tax Free shares exchanged	566	141	1,302	2,009
Tax Free shares issued	578	144	1,328	2,050
Net assets of Tax Free immediately before the merger	$40,838	$4,116	$415,610	$460,564
Net assets of Tax Free immediately after the merger	$46,874	$5,616	$429,504	$481,994

The components of Arizona Tax Free’s net assets prior to adjustments for any permanent book-to-tax differences at the merger date were as follows:

	Total Net Assets	Portfolio Capital	Undistributed Net Investment Loss	Accumulated Net Realized Loss	Net Unrealized Appreciation
Arizona Tax Free	$21,430	$21,536	$(74)	$(36)	$4

10. New Accounting Pronouncement

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

11. Subsequent Events

Name Changes

On August 31, 2011, Short Tax Free will change its name to Nuveen Short Term Municipal Bond Fund.

80	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	245
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

Nuveen Investments	81

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245

82	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Securities, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	245
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	245
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	245
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245
Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

Nuveen Investments	83

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Secretary of FASF (2004-2010); Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245
Jeffrey M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	112

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

84	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Investment Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Prior Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “NAM Sub-Advisory Agreement”). At a meeting of the Funds’ stockholders held on December 17, 2010, stockholders of the Funds approved the New Advisory Agreement and the NAM Sub-Advisory Agreement. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement and the NAM Sub-Advisory Agreement became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the NAM Sub-Advisory Agreement for the Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them regarding the Company’s funds on a fund-by-fund basis, and their determinations were made separately with respect to each such fund (including each of the Funds). The Prior Directors, all of whom were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests of each Fund, and that the New Advisory Agreement should be approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services. In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board

Nuveen Investments	85

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA, and the background and experience of NFA employees who would become portfolio managers as of the closing of the Transaction. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each of the Company’s funds with the same investment objective and principal strategies. The Prior Board considered the historical investment performance of each of the Company’s funds (including each Fund) previously provided during the annual contract renewal process.

Cost of Services Provided by NFA. In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets for certain of the Company’s funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered, among other things, that the advisory fee rates and other expenses would change as a result of NFA serving as investment adviser to each Fund. The Prior Board noted that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement and were charged separately from the advisory fee. Accordingly, the Prior Board considered that the fee rates paid under the New Advisory Agreement include bundled investment advisory and administrative fees and thus are higher than the fee rates paid under the Prior Advisory Agreement for most of the Company’s funds, but lower than the combined fee rates paid under the Prior Advisory Agreement and the Prior Administrative Agreement. The Prior Board also noted that certain administrative services provided under the Prior Administrative Agreement would not be provided under the New Advisory Agreement and will be delegated to other service providers. Similarly, certain fees paid by FAF under the Prior Administrative Agreement will not be paid by NFA under the New Advisory Agreement and will be paid directly by the Funds. However, immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted (where applicable) to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. The Prior Board also considered that fees payable under the New Advisory Agreement include both a fund-level fee and a complex-level fee, and that schedules for the fund-level and complex-level fees contain breakpoints that are based, respectively, on Fund assets and Nuveen complex-wide assets. The Prior Board considered that breakpoints in the fund-level fee allow for the possibility that this portion of the advisory fee could decline in the future if Fund assets were to increase or increase in the future if Fund assets were to decline. The Prior Board also considered that breakpoints in the complex-level fee allow for the possibility that this portion of the advisory fee could decline in the future if complex-wide assets were to increase or increase in the future if complex-wide assets were to decline, regardless, in each case, of whether assets of the particular Fund had increased or decreased.

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Company’s funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

86	Nuveen Investments

Economies of Scale. The Prior Board reviewed information regarding potential economies of scale or other efficiencies that might result from the Funds’ potential association with Nuveen. The Prior Board noted that the New Advisory Agreement provides for breakpoints in the Funds’ fund-level and complex-level management fee rates as the assets of the Funds and the assets held by the various registered investment companies sponsored by Nuveen increase, respectively. The Prior Board concluded that the structure of the investment management fee rates, with the breakpoints for the Funds under the New Advisory Agreement, reflected sharing of potential economies of scale with the Funds’ stockholders.

Conclusion. After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

NAM Sub-Advisory Agreement. The Prior Board also approved the NAM Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Prior Board considered that the services to be provided by NAM LLC under the NAM Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the NAM Sub-Advisory Agreement.

Nuveen Investments	87

Notes

88	Nuveen Investments

Notes

Nuveen Investments	89

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Barclays Capital Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

Barclays Capital 1-15 Year Blend Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between 1 and 17 years.

Barclays Capital 3-Year Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between two and four years.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Intermediate Municipal Debt Funds Average: Represents all average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Category. The Lipper Intermediate Municipal Debt Funds Average contained 168, 168, 128 and 85 funds for the ten-month, 1-year, 5-year and 10-year period, respectively, ended April 30, 2011.

Lipper General Municipal Debt Funds Average: Represents all average annualized total return for all reporting funds in the Lipper General Municipal Debt Funds Category. The Lipper General Municipal Debt Funds Average contained 261, 261, 207 and 171 funds for the ten-month, 1-year, 5-year and 10-year period, respectively, ended April 30, 2011.

Lipper Short Municipal Debt Funds Average: Represents all average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Category. The Lipper Short Municipal Debt Funds Category contained 83, 83, 56 and 34 funds for the ten-month, 1-year, 5-year and 10-year period, respectively, ended April 30, 2011.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

90	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and

Shareholder Services

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	91

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FSIT-0411D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that Ernst & Young LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended April 30, 2011 [5]	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Intermediate Tax Free Fund	19,091	0	1,056	0
Short Tax Free Fund	19,091	0	1,348	0
Tax Free Fund	19,091	0	2,640	0

Total	$57,273	$0	$5,044	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The funds were acquired on December 31, 2010 and changed fiscal year from June to April beginning in January, 2011.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Intermediate Tax Free Fund	0%	0%	0%	0%
Short Tax Free Fund	0%	0%	0%	0%
Tax Free Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Intermediate Tax Free Fund	111,074	352	21,941	0
Short Tax Free Fund	111,074	352	21,941	0
Tax Free Fund	111,074	352	21,941	0

Total	$333,222	$1,056	$65,823	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Intermediate Tax Free Fund	0%	0%	0%	0%
Short Tax Free Fund	0%	0%	0%	0%
Tax Free Fund	0%	0%	0%	0%

Fiscal Year Ended April 30, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2011 [1]	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Intermediate Tax Free Fund	1,056	0	0	1,056
Short Tax Free Fund	1,348	0	0	1,348
Tax Free Fund	2,640	0	0	2,640

Total	$5,044	$0	$0	$5,044

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The funds were acquired on December 31, 2010 and changed fiscal year from June to April beginning in January, 2011.

Fiscal Year Ended June 30, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Intermediate Tax Free Fund	21,941	0	0	21,941
Short Tax Free Fund	21,941	0	0	21,941
Tax Free Fund	21,941	0	0	21,941

Total	$65,823	$0	$0	$65,823

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date July 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date July 8, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date July 8, 2011